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                                                                  EXHIBIT _____

                                                                  EXECUTION COPY


                                SUPPLY AGREEMENT


                                     between


                    D&F Industries, a California corporation


                                       and


       Herbalife International of America, Inc., a California corporation


                          Dated as of September 2,1997


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                                SUPPLY AGREEMENT

      THIS SUPPLY AGREEMENT (the "Agreement") is entered into as of September 2, 1997, by and between D&F Industries, a California corporation ("SUPPLIER"), and Herbalife International of America, Inc., a California corporation ("HERBALIFE"), with reference to the following facts:

                                    RECITALS

      A. Supplier and Herbalife are parties to that certain agreement executed on May 12, 1993, as modified by a First Addendum To Agreement executed on May 18, 1993, which agreement may have thereafter been amended or modified from time to time (as amended, the "D&F INITIAL AGREEMENT").

      B. Likewise, Herbalife and Dynamic Products, Inc., a California corporation ("DYNAMIC"), are parties to that certain agreement executed on May 12, 1993, as modified by a First Addendum To Agreement executed on May 18, 1993, which agreement may have thereafter been amended or modified from time to time (as amended, the "DYNAMIC INITIAL AGREEMENT"), and Herbalife and Raven Industries, Inc. d/b/a Omni-Pak Industries, a California corporation ("OMNI"), are parties to that certain agreement executed on May 12, 1993, as modified by a First Addendum To Agreement executed on May 18, 1993, which agreement may have thereafter been amended or modified from time to time (as amended, the "OMNI INITIAL AGREEMENT").

      C. The D&F Initial Agreement, the Dynamic Initial Agreement and the Omni Initial Agreement are collectively referred to herein as the "INITIAL AGREEMENTS." Supplier, Dynamic and Omni are collectively referred to herein as the "D&F SUPPLIERS."

      D. Each of the Initial Agreements will expire on January 11, 1998, in the event that either of the parties thereto gives written notice of its decision to cease the contractual relationship, which notice must be given not less than six months prior to such expiration date.

      E. Herbalife has provided written notice (which was delivered on a date six months or more prior to January 11, 1998) to each of the D&F Suppliers of its decision to cease the contractual relationship under the Initial Agreements on January 11, 1998 and the Initial Agreements will expire on January 11, 1998.

      F. Each of the D&F Suppliers and Herbalife desires to enter into new supply agreements to provide for the supply of certain nutritional supplement products and certain non-nutritional products to Herbalife on and after January 12, 1998, which products are intended to be similar in type and form to those historically manufactured and supplied by each of the D&F Suppliers to Herbalife.


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      G.    The new supply agreement between Herbalife and Omni entered into contemporaneously herewith is referred to herein as the "NEW OMNI SUPPLY AGREEMENT".


      H. The terms and conditions of this Agreement and the New Omni Supply Agreement are substantially similar except for product identity, pricing and purchase amounts (this Agreement and the New Omni Supply Agreement are collectively referred to herein as the "NEW D&F SUPPLY AGREEMENTS").


                                    AGREEMENT

      NOW, THEREFORE, in consideration of the mutual agreements, covenants and undertakings set forth below, and in reliance on the recitals set forth above, Supplier and Herbalife hereby agree as follows:

      1. DEFINITIONS. Capitalized terms not otherwise defined herein shall bear the meanings and construction given to them below:

            (a)   General Definitions.

            "AFFILIATE": Any business entity (not including any individual) which, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with Herbalife and which sells, markets, deals with or comes into possession of Supplied Products during the Term, including without limitation Herbalife of Japan K.K. If during the Term any current Affiliate ceases to qualify as an Affiliate it shall continue to be deemed an Affiliate for the purpose of this Agreement provided such business entity sells, markets, deals with or comes into possession of Supplied Products during the Term.

            "CURRENT COUNTRIES": The territories or countries set forth in Exhibit B hereto.

            "NUTRITIONAL SUPPLEMENT": Any tablet or capsule containing vitamin, herb or mineral constituents for ingestion by humans, which are of a type and form historically similar to those manufactured and supplied by Supplier to Herbalife, and excluding, without limitation, (i) powdered foods, teas, whole foods, prepared foods, prepackaged and convenience foods, dehydrated foods, snack foods, and energy bars, and (ii) all items of a non-nutritional nature, including without limitation, personal care items, cosmetics, clothing, exercise equipment, and water or air filtration or purification items.

            "OTHER SUPPLIERS": Persons or entities other than Supplier, Omni or Dynamic.

            "QUALITY STANDARDS": Written quality standards, for the manufacture of Supplied Products, which are consistent with accepted industry practices and standards and all applicable laws in the jurisdiction in which the Supplied Products are sold by Supplier to Herbalife, including, without


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limitation, standards as to quality assurance, preparation and manufacture in a clean, safe and sanitary manner, which are mutually agreed upon by Supplier and Herbalife. If Herbalife advises Supplier of the regulatory requirements of any other jurisdictions relating to Quality Standards, Supplier shall use its best efforts to comply therewith in the manufacture of Supplied Products for distribution in those jurisdictions.

            "SUBCONTRACT SUPPLIERS": Those of the Other Suppliers that pursuant to a subcontract arrangement with Supplier existing prior to the date of this Agreement manufacture Current Products.

            (b)   Formula Related Definitions.

            "FORMULAS": The formulas and product specifications necessary for the manufacture of products, together with any modification, improvement, alteration, enhancement or successor to such formulas and product specifications.

            "SUPPLIER FORMULAS": Supplier Exclusive Formulas and Supplier Non-Exclusive Formulas.

            "SUPPLIER EXCLUSIVE FORMULAS": All Formulas for Current Exclusive Products and Supplier Developed New Exclusive Products, together with any modification or improvement of, any alteration or enhancement to, and any successor to the Formulas for Current Exclusive Products and Supplier Developed New Exclusive Products derived, developed, created or invented by Supplier or any agent of Supplier or by any person or entity for whom Supplier is a valid licensee thereof.

            "SUPPLIER NON-EXCLUSIVE FORMULAS": All Formulas for Current Non-Exclusive Products and Supplier Developed New Non-Exclusive Products, together with any modification or improvement of, any alteration or enhancement to, and any successor to the Formulas for Current Non-Exclusive Products and Supplier Developed New Non-Exclusive Products derived, developed, created or invented by Supplier or any agent of Supplier or by any person or entity for whom Supplier is a valid licensee thereof.

            "CONSTRUCTIVELY IDENTICAL FORMULAS": All Formulas, excluding Substitute Formulas and Independent Formulas, the chemical composition of which are not materially different from any Supplier Formula, and which are derived, developed, created or invented by Herbalife or any Affiliate or any agent thereof or any Other Supplier providing services to Herbalife.

            "SUBSTITUTE FORMULAS": All Formulas, excluding Constructively Identical Formulas and Independent Formulas, the chemical composition of which are materially different from any Supplier Formula, and which are derived, developed, created or invented by Herbalife or any Affiliate or any agent thereof or any Other Supplier providing services to Herbalife, and which are a substitute for any Supplier Formula.


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            "INDEPENDENT FORMULAS": All Formulas, excluding Constructively
Identical Formulas and Substitute Formulas, (including any modification or improvement to such Formulas, any alteration or enhancement to such Formulas, and any successor to such Formulas or substitute for such Formulas), the chemical composition of which are materially different from any Supplier Formula, and which are derived, developed, created or invented by Herbalife or any Affiliate or any agent thereof or any Other Supplier providing services to Herbalife, and which are not a modification or improvement of, an alteration or enhancement to, or a successor to or substitute for any Supplier Formula.

            "COMPETITIVE PRIMARY MANUFACTURE FORMULAS": Those of the Substitute Formulas, which are Formulas for Rights Of First Refusal Substitute Products For Primary Manufacture and listed on Exhibit E hereto pursuant to Section 5(b)(ii)(F) below, as a result of being competitive as referred to in Section 5(b)(ii)(D) below.

            (c)   Product Related Definitions.

            "CURRENT PRODUCTS": The Current Exclusive Products and the Current Non-Exclusive Products.

            "CURRENT EXCLUSIVE PRODUCTS": The products set forth on Exhibit A-1 hereto and those certain non-nutritional products set forth on Exhibit A-2, made in accordance with Supplier Exclusive Formulas (other than for Supplier Developed New Exclusive Products).

            "CURRENT NON-EXCLUSIVE PRODUCTS": The products set forth on Exhibit A-3 and those certain non-nutritional products set forth on Exhibit A-4, made in accordance with Supplier None-Exclusive Formulas (other than for Supplier Developed New Non-Exclusive Products).

            "MODIFIED CURRENT PRODUCTS": Current Products made in accordance with any modification, improvement, alteration, enhancement or successor to the Formulas for the initial Current Products set forth on Exhibits A-1, A-2, A-3, and A-4 hereto, derived, developed, created or invented by Supplier or any agent of Supplier or by any person or entity for whom Supplier is a valid licensee thereof, and which are not Supplier Developed New Products.

            "NEW PRODUCTS": All Supplier Developed New Products listed from time to time, or deemed hereunder to be listed from time to time, on Exhibit F; and all Other Offered New Products listed from time to time, or deemed hereunder to be listed from time to time, on Exhibit E; in each case, which products are ordered by Herbalife or any Affiliate pursuant to the terms and conditions of this Agreement.

            "SUPPLIED PRODUCTS": All Current Products and all New Products.

            "SUPPLIER DEVELOPED NEW PRODUCTS": Those products developed by Supplier made in accordance with Supplier Formulas, the chemical composition of which is materially different from any Formula for a Current Product, and which is derived, developed, created or invented by


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Supplier or any agent of Supplier or by any person or entity for whom Supplier is a valid licensee thereof, (and including any product made in accordance with any Formula, the chemical composition of which is materially different from any Formula for a Current Product derived, developed, created or invented by Supplier or any agent of Supplier or by any person or entity for whom Supplier is a valid licensee thereof, which is a substitute for any Formula for a Current Product).

            "SUPPLIER DEVELOPED NEW EXCLUSIVE PRODUCTS": All Supplier Developed New Products which Supplier offers to sell to Herbalife or any Affiliate on an exclusive basis pursuant to the terms of this Agreement.

            "SUPPLIER DEVELOPED NEW NON-EXCLUSIVE PRODUCTS": All Supplier Developed New Products which Supplier offers to sell to Herbalife or any Affiliate on a non-exclusive basis pursuant to the terms of this Agreement.

            "OTHER OFFERED NEW PRODUCTS": Those products derived, developed, created or invented by Herbalife or any Affiliate or any agent thereof or any Other Supplier providing services to Herbalife made in accordance with Constructively Identical Formulas, Substitute Formulas or Independent Formulas.

            "RIGHTS OF FIRST REFUSAL CONSTRUCTIVELY IDENTICAL PRODUCTS FOR PRIMARY MANUFACTURE": Those Other Offered New Products made in accordance with Constructively Identical Formulas.

            "RIGHTS OF FIRST REFUSAL SUBSTITUTE PRODUCTS FOR PRIMARY MANUFACTURE": Those Other Offered New Products made in accordance with Substitute Formulas.

            "RIGHTS OF FIRST REFUSAL INDEPENDENT PRODUCTS FOR ADDITIONAL MANUFACTURE": Those Other Offered New Products made in accordance with Independent Formulas.

            "THIRD PARTY LICENSED PRODUCTS": Those certain Current Products and Supplier Developed New Products that, pursuant to a license from one or more third parties, Supplier manufactures or supplies and offers to sell to Herbalife or any Affiliate. With respect to Current Products, Third Party Licensed Products shall be those listed as such in Exhibit A-1 through A-4 hereto.

            "GENERIC PRODUCTS": Those certain Current Products and Supplier Developed New Products, which products are widely available or in the public domain. With respect to Current Products, Generic Products shall be those listed as such in Exhibits A-1 through A-4 hereto.

            "CURRENT SUBCONTRACTED PRODUCTS": Those certain Current Products that Supplier supplies to Herbalife or any Affiliate but the manufacture of which Supplier has subcontracted to Subcontract Suppliers prior to the date hereof.


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            (d)   Minimum Purchase Order Amount Related Definition

           "SUPPLIER'S NUTRITIONAL SUPPLEMENT PRODUCT LINE BUSINESS IN CURRENT COUNTRIES": The aggregate dollar amount of all firm purchase orders made during the Term by Herbalife or any Affiliate for: (i) all Nutritional Supplement products manufactured by Supplier (or, with respect to Current Subcontracted Products, manufactured by a Subcontract Supplier) in accordance with Supplier Formulas, Constructively Identical Formulas, or Competitive Primary Manufacture Formulas, and which are ordered by Herbalife or any Affiliate for sale in Current Countries pursuant to the terms and conditions of this Agreement, plus
(ii) all Nutritional Supplement products manufactured by Other Suppliers, other than a Subcontract Supplier, in accordance with Supplier Formulas, and which are ordered by Herbalife or any Affiliate for sale in Current Countries pursuant to the terms and conditions of this Agreement, plus (iii) all non-nutritional products listed in Exhibits A-2 and A-4 manufactured by Supplier (or, with respect to Current Subcontracted Products, manufactured by a Subcontract Supplier) in accordance with Supplier Formulas or Constructively Identical Formulas, and which are ordered by Herbalife or any Affiliate for sale in Current Countries pursuant to the terms and conditions of this Agreement, plus
(iv) all non-nutritional products listed in Exhibits A-2 and A-4 manufactured by Other Suppliers, other than a Subcontract Supplier, in accordance with Supplier Formulas or Constructively Identical Formulas, and which are ordered by Herbalife or any Affiliate for sale in Current Countries pursuant to the terms and conditions of this Agreement.

           "HERBALIFE'S INDEPENDENT NUTRITIONAL SUPPLEMENT PRODUCT LINE BUSINESS IN CURRENT COUNTRIES": The aggregate dollar amount of all firm purchase orders made during the Term by Herbalife or any Affiliate for: all Nutritional Supplement products manufactured by Other Suppliers in accordance with Independent Formulas, and which are ordered by Herbalife or any Affiliate for sale in Current Countries pursuant to the terms and conditions of this Agreement.

            (e)   Categorization of Formulas

            Whenever a Formula is categorized herein as falling within any of
(A) Supplier Formulas, (B) Constructively Identical Formulas, (C) Substitute Formulas, or (D) Independent Formulas (each of (A) through (D) above being referred to herein as a "CATEGORY"), or any sub-category of a Category, that Formula shall be deemed to fall only within the closest Category and shall not fall within any other of the Categories, so that for example any Formula that falls within the category of being a Substitute Formula may also be a Competitive Primary Manufacture Formula but shall not also be an Independent Formula. It is expressly agreed and understood that there shall be no double-counting or overlap in construing the definitions of Supplier's Nutritional Supplement Product Line Business in Current Countries and Herbalife's Independent Nutritional Supplement Product Line Business in Current Countries and in construing any of clauses (i) through (iv) of the definition of Supplier's Nutritional Supplement Product Line Business in Current Countries.


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      2.    TERM AND SCOPE.

            (a) Application and Termination of the D&F Initial Agreement. The D&F Initial Agreement will expire on midnight, January 11, 1998. Any product for which an order is placed by Herbalife or any Affiliate on a date prior to January 12, 1998, for which the latest scheduled delivery date to Herbalife or any Affiliate is on a date prior to January 12, 1998, shall be governed by the terms and conditions of the D&F Initial Agreement (notwithstanding that the actual date of delivery shall occur on or after January 12, 1998, through no fault or failure on the part of Supplier to observe or perform the terms and conditions of the D&F Initial Agreement). The parties hereto agree to execute a Release Agreement, in the form attached hereto as Exhibit C (the "RELEASE AGREEMENT"), simultaneously with the execution of this Agreement.

            (b) Application of this Agreement. The term of this Agreement (the "TERM") shall commence upon execution of this Agreement, and shall continue until December 31, 2000, unless previously terminated pursuant to the provisions hereof, provided however, the terms and conditions of this Agreement shall govern all Supplied Products to be delivered on a date on or after January 12, 1998 to Herbalife or any Affiliate. Prior to January 12, 1998, Supplier shall be prepared to meet all of its obligations under the terms and conditions of this Agreement, including delivery of Supplied Products to be delivered on a date on or after January 12, 1998 to Herbalife or any Affiliate. Certain obligations of this Agreement may be extended for a period of one hundred and twenty (120) days after the expiration of the Term in order to satisfy the terms and conditions of
Section 4 below, which obligations when performed will be construed for the purposes of this Agreement as having occurred "during the Term " hereof.

      3. QUALITY STANDARDS. Promptly upon execution of this Agreement, the parties agree to cooperate fully with each other, and in a timely manner, to prepare Quality Standards for all Current Products, and in any event to prepare such standards within ninety (90) days of execution of this Agreement. With respect to New Products, the parties shall cooperate fully with each other, and in a timely manner, to prepare Quality Standards prior to or at such time as any New Product is ordered by Herbalife from Supplier. Any changes or alterations to the Quality Standards (once initially agreed between the parties hereto) must be mutually agreed to in writing by the parties hereto.

      4.    SUPPLY.

            (a) Supply Obligation. For all Supplied Products to be delivered on a date on or after January 12, 1998 or ordered thereafter until midnight of the last day of the Term, Herbalife or any Affiliate may order from Supplier and Supplier shall be obligated to manufacture and supply to Herbalife or any Affiliate, Supplied Products in any quantity ordered at any time by Herbalife or any Affiliate, at Herbalife's or any Affiliate's sole discretion, for sale at any time anywhere in the world, whether during the Term or after expiration of the Term. After expiration of the Term, Herbalife or any Affiliate may order from Supplier and Supplier shall be obligated to manufacture and supply to Herbalife or any Affiliate, in accordance with the terms and conditions hereof,


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Supplied Products in an amount necessary for Herbalife or any Affiliate to make up any shortfall in the Minimum Purchase Order Amount, as set forth in Section 4(f) below.

            (b) Non-Exclusive Manufacture. For all Supplied Products to be delivered on a date on or after January 12, 1998 or ordered thereafter until midnight of the last day of the Term, Supplier shall manufacture and supply the Supplied Products exclusively for Herbalife or any Affiliate, subject to the provisions of this Section 4(b). Supplier shall not develop, manufacture, distribute or otherwise sell other than for and to Herbalife or any Affiliate at any time any of the Supplied Products or any product incorporating Supplier Formulas, Constructively Identical Formulas, Substitute Formulas, or Independent Formulas sold by or on behalf of Herbalife or any Affiliate; provided however, Supplier may manufacture and sell any of the Current Non-Exclusive Products or Supplier Developed New Non-Exclusive Products for and to any persons or entities. Notwithstanding the foregoing, and subject (during the Term but not thereafter) to Sections 4(c), 5(b) and 8(c) below, Herbalife or any Affiliate shall have the right to (i) itself manufacture, supply and sell, (ii) have manufactured, supplied and sold on its behalf and (iii) otherwise order and procure from any third party (including without limitation from any Other Suppliers), any and all products made in accordance with or otherwise based upon, developed or derived from Independent Formulas, Constructively Identical Formulas, Substitute Formulas, or Supplier Formulas (whether or not such products are similar or identical to the Supplied Products and whether in Current Countries or otherwise); provided however, that, in the case of any of the Supplier Formulas for any of the Supplied Products which consist of a Third Party Licensed Product, Herbalife's or any Affiliate's rights set forth in (i),
(ii) and (iii) above shall be limited to those rights and licenses obtained from any person or entity whose consent or license is required.

            (c) Minimum Purchase Order Amount. Herbalife shall be obligated, and Herbalife shall cause Herbalife's Affiliates to be obligated, subject to the terms and conditions hereof, to place firm purchase orders from Supplier for Supplied Products to be delivered on a date on or after January 12, 1998 and ordered from Supplier at any time on or after the date hereof during the Term of this Agreement, but not thereafter, to be delivered on a date on or after January 12, 1998, of an aggregate dollar amount (the "MINIMUM PURCHASE ORDER AMOUNT") equal to and no more than:

                  (x) 80% of Supplier's Nutritional Supplement Product Line Business in Current Countries; plus

                  (y) 80% of one-half of Herbalife's Independent Nutritional Supplement Product Line Business in Current Countries.

The Minimum Purchase Order Amount shall be satisfied by any combination of orders so long as the aggregate dollar amount of orders referred to in clauses
(x) and (y) above meets or exceeds the Minimum Purchase Order Amount; provided however, that firm purchase orders placed during the Term, or thereafter pursuant to Section 4(f) below, by Herbalife or any of Herbalife's Affiliates referred to under any of clauses (i) and (iii) of the defined term Supplier's Nutritional Supplement Product Line Business in Current Countries in order to make up for any amount owed under any of


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clauses (x) or (y) above shall not increase the aggregate dollar amount of firm purchase orders that Herbalife or Herbalife's Affiliates shall be obligated to place under any of clauses (x) or (y) above in order to satisfy the Minimum Purchase Order Amount.

            (d) Credit Towards Minimum Purchase Order Amount. It is hereby expressly agree and understood that, notwithstanding any other provision hereof, any purchase order for Supplied Products to be delivered anywhere in the world on a date on or after January 12, 1998, placed by Herbalife or any Affiliate with Supplier at any time on or after the date hereof during the Term, and for one hundred and twenty (120) days after the expiration of the Term to the extent necessary to make up any shortfall as referred to below in Section 4(f), shall count and be credited towards the Minimum Purchase Order Amount.

            (e)   Reports. Herbalife shall provide, not later than forty-five
(45) days after the end of each of the first three calendar quarters of each calendar year, beginning with the quarter ending March 31, 1998, and within ninety (90) days after the end of each calendar year, written reports (each a "QUARTERLY REPORT") to Supplier setting forth the dollar amount of firm purchase orders that Herbalife or any Affiliate has placed or credited with respect to satisfaction of the Minimum Purchase Order Amount, together with a reasonably detailed breakdown of total firm purchase orders placed by Herbalife or any Affiliate consisting of Supplier's Nutritional Supplement Product Line Business in Current Countries and Herbalife's Independent Nutritional Supplement Product Line Business in Current Countries to verify the dollar amount of firm purchase orders that Herbalife or any Affiliate has placed or credited towards satisfaction of the Minimum Purchase Order Amount. Herbalife shall be entitled to a credit at any time in any Quarterly Report for any overages of firm purchase orders placed at any time in any quarter during the Term.

            (f) Herbalife's Making Up Shortfall Order Amount. In the event that any Quarterly Report reveals that at the end of the quarter concerned, Herbalife and its Affiliates have during that period placed or credited less than the dollar amount of firm purchase orders which would be sufficient for that period to meet the Minimum Purchase Order Amount (the "SHORTFALL ORDER AMOUNT"), Herbalife shall use its best efforts to cause any Shortfall Order Amount to be made up in the, immediately succeeding quarter; provided that Herbalife, in computing any Shortfall Order Amount, shall be entitled to a credit for any overages of firm purchase orders placed at any time in any quarter during the Term. If, however, there shall remain any Shortfall Order Amount at the end of the Term as a result of any Shortfall Order Amount in any quarter during the Term, Herbalife shall be entitled to have until midnight on the date being one hundred and twenty (120) days after the end of the Term to place firm purchase orders from Supplier to make up any such Shortfall Order Amount.

            (g)   Adjustments to Minimum Purchase Order Amount.

                  (i) Governmental Impact. If the action of any foreign or domestic governmental entity or any law, rule, regulation or order, including without limitation, tariffs, duties, quotas, quality control, manufacturing or health standards or other trade barriers of such governmental entity (each,


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a "GOVERNMENTAL IMPACT"), renders it economically unfeasible for Herbalife or any Affiliate to continue shipping any of the Supplied Products into any Current Country, and Herbalife or any Affiliate thereafter arranges to and has the affected Supplied Products manufactured by any Other Supplier and sells those products in the affected Current Country, then the amount of purchase orders placed by Herbalife or any Affiliate with any Other Supplier for sale of affected Supplied Products in the affected Current Country that would have been included in the computation of the Minimum Purchase Order Amount pursuant to
Section 4(c) above, but for this provision, shall not be included in the computation of the Minimum Purchase Order Amount for the remainder of this Agreement; provided however, such reduction in the Minimum Purchase Order Amount shall only be made if Herbalife or any Affiliate actually discontinues shipping the amount of such Supplied Products manufactured or supplied by Supplier affected by the Governmental Impact into such Current Country, and Herbalife or any Affiliate thereafter arranges to and has the affected Supplied Products manufactured by any Other Supplier and sells those products in the affected Current Country. If following any such reduction in the Minimum Purchase Order Amount Herbalife or any Affiliate recommences shipping such Supplied Product manufactured or supplied by Supplier during the Term, the Minimum Purchase Order Amount shall be restored as to such Supplied Product for the then remaining balance of the Term. A Governmental Impact for a particular Supplied Product manufactured or supplied by Supplier which increases Herbalife's or any Affiliate's then current cost by 25% or more shall be presumptively sufficient to render it economically unfeasible for Herbalife or any Affiliate to continue shipping that Supplied Product manufactured or supplied by Supplier into any Current Country. Prior to such adjustment, Herbalife or any affected Affiliate shall use its commercially reasonable efforts and cooperate with Supplier to eliminate the Governmental Impact so that the Supplied Product manufactured or supplied by Supplier can continue to be manufactured by Supplier without adjustment to the Minimum Purchase Order Amount.

                  (ii) Defective Products or Shortfalls. If there is any failure by Supplier to comply with the obligations of Sections 9(c) or 9(d) below, and this Agreement has not been terminated by Herbalife or a cure has not been effectuated by Supplier, without prejudice to any other remedy available to Herbalife hereunder, Herbalife may reduce the Minimum Purchase Order Amount by an amount equal to the aggregate dollar amount for all purchase orders made by Herbalife or any Affiliate for Supplied Products which are Defective Products (as defined in Section 9(c) below), or for which a Shortfall (as defined in Section 9(d) below) exists which has not been remedied by Supplier as outlined in Section 9(c) or 9(d) below.

      5.    PRODUCTS.

            (a) Supplied Products. For all Supplied Products to be delivered on a date on or after January 12, 1998, and throughout the remainder of the Term, subject to extension as needed to satisfy Section 4(f) above, Herbalife agrees to purchase from Supplier, subject to and on the terms and conditions set forth herein, those of the Supplied Products that Herbalife or any Affiliate may determine to order from Supplier hereunder, and Supplier agrees to manufacture and sell to


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Herbalife or any Affiliate such Supplied Products, subject to and on the terms and conditions set forth herein.

            (b) Other Offered New Products. At any time during the Term, Other Suppliers (including Herbalife itself or any Affiliate) may develop Other Offered New Products on behalf of Herbalife or any Affiliate. In the event any of the Other Suppliers (including Herbalife itself or any Affiliate) develops an Other Offered New Product, then Herbalife or any Affiliate may designate any person or entity (including Herbalife itself or any Affiliate) as a manufacturer (including primary manufacturer) thereof for and on behalf of Herbalife or any Affiliate, but subject only to the following:


                  (i) Rights Of First-Refusal Independent Products For Additional Manufacture. In the event Herbalife or any Affiliate chooses to obtain more than one manufacturer of a Rights Of First Refusal Independent Product For Additional Manufacture, then Supplier shall have the right of first refusal to become an additional manufacturing source of the Rights Of First Refusal Independent Product For Additional Manufacture for order by Herbalife or any Affiliate during the Term in Current Countries prior to Herbalife offering for additional manufacturing the Rights Of First Refusal Independent Product For Additional Manufacture to any other person or entity for order by Herbalife or any Affiliate during the Term in Current Countries, subject to and in accordance with the following terms:

                        (A) Herbalife shall request in writing that Supplier provide Herbalife with a proposal, including pricing, for the additional manufacture by Supplier of the Rights Of First Refusal Independent Product For Additional Manufacture for order by Herbalife or any Affiliate in Current Countries and possible inclusion in this Agreement. Subject to the provisions of
Section 14 of this Agreement Herbalife shall provide Supplier with the Formula, a range of prices, and all other terms and conditions that were provided to Herbalife by at least three of the entities listed from time to time on Exhibit D hereto for the manufacture of like quantity and quality of the Rights Of First Refusal Independent Product For Additional Manufacture.

                        (B) Supplier shall then have thirty (30) days from receipt of such request to make a proposal to Herbalife in writing, including, the pricing thereof, that Supplier supply Herbalife as an additional manufacturing source for the Rights Of First Refusal Independent Product For Additional Manufacture.

                        (C) Herbalife shall be entitled in good faith to reject Supplier's proposal if Supplier is unable to offer competitive terms, taking into account, among other things, cost differentials (e.g., pricing, shipping, tariffs, warehousing). Supplier's terms shall be treated as competitive for such purpose if Supplier's proposed terms are as good as or better than the range of terms offered to Herbalife by any three of the entities listed from time to time on Exhibit D hereto for the manufacture of like quantity and quality of the Rights Of First Refusal Independent Product For Additional Manufacture; provided however, that, in the case of price, Supplier's proposed price shall be treated as competitive if that price is as good as or better than the arithmetic average of the

                                                                  EXECUTION COPY


two prices remaining, after deleting the lowest price, offered to Herbalife by any three of the entities listed from time to time on Exhibit D hereto for the manufacture of like quantity and quality of the Rights Of First Refusal Independent Product For Additional Manufacture; and, provided further, that if any of such three entities used for comparison is unable to provide a bid for like quantity due to manufacturing limitations, then Herbalife shall be entitled to obtain bids from multiple manufacturers listed on Exhibit D hereto which in the aggregate would be capable of providing a like quantity of product, and the price shall then be treated as competitive if Supplier's price is as good as or better than the weighted average of all bidder's prices.

                        (D) In the event that Supplier's proposal is competitive, Herbalife shall inform Supplier thereof within thirty (30) days of Supplier's proposal having been received by Herbalife, and Supplier shall then manufacture and sell as an additional manufacturing source to Herbalife or any Affiliate and Herbalife shall then buy from Supplier those of the Rights Of First Refusal Independent Products For Additional Manufacture that Herbalife or any Affiliate may determine to order from Supplier hereunder subject to the terms and conditions set forth herein and at a price at least as good as the price set forth in Supplier's proposal.

                        (E) In the event that Herbalife concludes that Supplier's proposal is not competitive, then Herbalife will notify Supplier in writing within thirty (30) days of its receipt of Supplier's proposal of its basis, in reasonable detail, including the ranges of prices, for its conclusion that Supplier's proposal is not competitive and, therefore, rejected by Herbalife.

                        (F) Each Rights Of First Refusal Product For Additional Manufacture agreed to be ordered by Herbalife from Supplier shall be listed on Exhibit E hereto, including without limitation the price; provided however, that any firm purchase order placed by Herbalife or any Affiliate with Supplier for a Rights Of First Refusal Independent Product For Additional Manufacture shall be deemed to have been listed on Exhibit E hereto.

                        (G) If Supplier declines to make any proposal to Herbalife that Supplier supply Herbalife or any Affiliate as an additional manufacturing source for the Rights Of First Refusal Independent Product For Additional Manufacture or Supplier is unable to offer competitive terms as set forth above, then (x) Herbalife or any Affiliate shall have the unrestricted right to obtain at any time an additional manufacturing source for the Rights Of First Refusal Independent Product For Additional Manufacture from any Other Supplier (including Herbalife itself or any Affiliate), provided however, that in the event that during the Term the terms obtained by Herbalife from any Other Supplier change or increase so as to render Supplier's terms competitive, Herbalife or its Affiliates shall so advise Supplier and afford it the opportunity to present Herbalife with a proposal pursuant to Section 5(b)(i)(B) above, (y) Herbalife or any Affiliate shall have no obligation to purchase or order any amount of Rights of First Refusal Independent Product For Additional Manufacture from Supplier, and (z) Supplier shall promptly return to Herbalife all materials, documents and information provided to Supplier and all copies thereof regarding the Rights Of First Refusal Independent Product For Additional Manufacture.


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                  (ii)  Rights Of First Refusal Substitute Products For Prime
Manufacture. Supplier shall have the right of first refusal to become the primary manufacturing source of a Rights Of First Refusal Substitute Product For Primary Manufacture for order by Herbalife or any Affiliate during the Term in Cur-rent Countries prior to Herbalife offering for primary manufacture the Rights Of First Refusal Substitute Product For Primary Manufacture to any other person or entity for order by Herbalife or any Affiliate during the Term in Current Countries, subject to and in accordance with the following terms:

                        (A) Herbalife shall request in writing that Supplier provide Herbalife with a proposal, including pricing, for the primary manufacture by Supplier of the Rights Of First Refusal Substitute Product For Primary Manufacture for order by Herbalife or any Affiliate in Current Countries and possible inclusion in this Agreement. Subject to the provisions of Section 14 of this Agreement, Herbalife shall provide Supplier with the Formula, a range of prices and all other terms and conditions provided to Herbalife by at least three of the entities listed from time to time on Exhibit D hereto for the manufacture of like quantity and quality of the Rights Of First Refusal Substitute Product For Primary Manufacture.

                        (B) Supplier shall then have thirty (30) days to make a proposal to Herbalife in writing, including the pricing thereof, that Supplier supply Herbalife as the primary manufacturing source for the Rights Of First Refusal Substitute Product For Primary Manufacture.

                        (C) Herbalife shall be entitled in good faith to reject Supplier's proposal if Supplier is unable to offer competitive terms, taking into account, among other things, cost differentials (e.g., pricing, shipping, tariffs, warehousing). Supplier's terms shall be treated as competitive for such purpose if Supplier's proposed terms are as good as or better than the range of terms offered to Herbalife by any three of the entities listed from time to time on Exhibit D hereto for the manufacture of like quantity and quality of the Rights Of First Refusal Substitute Product For Primary Manufacture; provided however, that, in the case of price, Supplier's proposed price shall be treated as competitive if that price is as good as or better than the arithmetic average of the two prices remaining, after deleting the lowest price, offered to Herbalife by any three of the entities listed from time to time on Exhibit D hereto for the manufacture of like quantity and quality of the Rights Of First Refusal Substitute Product For Primary Manufacture; and, provided further, that if any of such three entities used for comparison is unable to provide a bid for like quantity due to manufacturing limitations, then Herbalife shall be entitled to obtain bids from multiple manufacturers listed on Exhibit D hereto which in the aggregate would be capable of providing a like quantity of product, and the price shall then be treated as competitive if Supplier's price is as good as or better than the weighted average of all bidder's prices.

                        (D) In the event that Supplier's proposal is competitive, Herbalife shall inform Supplier thereof within thirty (30) days of Supplier's proposal having been received by Herbalife, and Supplier shall then manufacture and sell as the primary manufacturing source to Herbalife or any Affiliate and Herbalife shall then buy from Supplier those of the Rights Of First Refusal Substitute Products For Primary Manufacture that Herbalife or any Affiliate may determine to order

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                                                                  EXECUTION COPY


from Supplier hereunder subject to the terms and conditions set forth herein and at a price at least as good as the price set forth in Supplier's proposal.

                        (E) In the event that Herbalife concludes that Supplier's proposal is not competitive, then Herbalife will notify Supplier in writing within thirty (30) days of its receipt of Supplier's proposal of its basis, in reasonable detail, including the ranges of prices, for its conclusion that Supplier's proposal is not competitive and, therefore, rejected by Herbalife.

                        (F) Each Rights Of First Refusal Substitute Product For Primary Manufacture agreed to be ordered by Herbalife from Supplier shall be listed on Exhibit E hereto, including without limitation the price; provided however, that any firm purchase order placed by Herbalife or any Affiliate with Supplier for a Rights Of First Refusal Substitute Product For Primary Manufacture shall be deemed to have been listed on Exhibit E hereto.

                        (G) If Supplier declines to make any proposal to Herbalife that Supplier supply Herbalife or any Affiliate as the primary manufacturing source for the Rights Of First Refusal Substitute Product For Primary Manufacture or Supplier is unable to offer competitive terms as set forth above, then (x) Herbalife or any Affiliate shall have the unrestricted right to obtain at any time manufacturing sources for the Rights Of First Refusal Substitute Product For Primary Manufacture from any of the Other Suppliers (including Herbalife itself or any Affiliate), provided however, that in the event that during the Term the terms obtained by Herbalife from any Other Supplier change or increase so as to render Supplier's terms competitive, Herbalife or its Affiliates shall so advise Supplier and afford it the opportunity to present Herbalife with a proposal pursuant to Section 5(b)(ii)(B) above, (y) Herbalife or any Affiliate shall have no obligation to purchase or order any amount of Rights Of First Refusal Substitute Products For Primary Manufacture from Supplier, and (z) Supplier shall promptly return to Herbalife all materials, documents and information provided to Supplier and all copies thereof regarding the Rights Of First Refusal Substitute Product For Primary Manufacture.

                  (iii) Rights Of First Refusal Constructively Identical Products For Primary Manufacture. Supplier shall have the right of first refusal to become the primary manufacturing source of a Rights Of First Refusal Constructively Identical Product For Primary Manufacture for order by Herbalife or any Affiliate during the Term in Current Countries prior to Herbalife offering for primary manufacture the Rights Of First Refusal Constructively Identical Product For Primary Manufacture to any other person or entity for order by Herbalife or any Affiliate during the Term in Current Countries, subject to and in accordance with the following terms:

                        (A) Herbalife shall request in writing that Supplier provide Herbalife with a proposal for the primary manufacture by Supplier of the Rights Of First Refusal Constructively Identical Product For Primary Manufacture for order by Herbalife or any Affiliate in Current Countries and possible inclusion in this Agreement. The initial price for a product made in accordance with any Constructively Identical Formula (the "CONSTRUCTIVELY IDENTICAL PRODUCT") shall be the price set forth respectively on Exhibits A-1, A-2, A-3, and A-4 hereto against that

                                                                  EXECUTION COPY


Current Product that is not materially different from the Constructively Identical Product, or, as the case may be, as set forth in Exhibit F hereto against that Supplier Developed New Product that is not materially different from the Constructively Identical Product.

                        (B) Supplier shall then have thirty (30) days to determine whether Supplier wishes to supply Herbalife or any Affiliate as the primary manufacturing source for the Rights Of First Refusal Constructively Identical Product For Primary Manufacture.

                        (C) In the event that Supplier determines that Supplier wishes to supply Herbalife or any Affiliate as the primary manufacturing source for the Rights Of First Refusal Constructively Identical Product For Primary Manufacture, and notifies Herbalife thereof within the thirty (30) days, then Supplier shall manufacture and supply as the primary manufacturing source to Herbalife or any Affiliate, and Herbalife shall then buy from Supplier, those of the Rights Of First Refusal Constructively Identical Products For Primary Manufacture that Herbalife or any Affiliate may determine to order from Supplier hereunder subject to the terms and conditions set forth herein.

                        (D) Each Rights Of First Refusal Constructively Identical Product For Primary Manufacture ordered by Herbalife from Supplier shall be listed on Exhibit E hereto, including without limitation the price; provided however, that any firm purchase order placed by Herbalife or any Affiliate with Supplier for a Rights Of First Refusal Constructively Identical Product For Primary Manufacture shall be deemed to have been listed on Exhibit E hereto.

                        (E) In the event that Supplier determines that Supplier does not wish to supply Herbalife or any Affiliate as the primary manufacturing source for the Rights Of First Refusal Constructively Identical Product For Primary Manufacture (or Supplier fails to notify Herbalife of Supplier's determination) within thirty (30) days as provided in Section 5(b)(iii)(B) above, then (x) Herbalife or any Affiliate shall have the unrestricted right to obtain at any time manufacturing sources for the Rights Of First Refusal Constructively Identical Product For Primary Manufacture from any of the Other Suppliers (or Herbalife itself or any Affiliate), (y) Herbalife or any Affiliate shall have no obligation to purchase or order any amount of Rights Of First Refusal Constructively Identical Product For Primary Manufacture from Supplier, and (z) Supplier shall promptly return to Herbalife all materials, documents and information provided to Supplier and all. copies thereof regarding the Rights Of First Refusal Constructively Identical Product For Primary Manufacture.

            (c)   Supplier Developed New Products and Modified Current Products.

                  (i) Gatekeeper Protocol for Supplier Developed New Products and Modified Current Products. During the Term, Supplier may from time to time develop Supplier Developed New Products and Modified Current Products. If Supplier, at Supplier's sole discretion, chooses to communicate (whether in writing or otherwise) with Herbalife with respect to any aspect of a Supplier Developed New Product, or a Modified Current Product, or any Formula relating thereto, then Supplier shall provide written notice (the "Written Notice") (i) advising Herbalife's general counsel or any other person Herbalife designates in writing to receive such information (the

                                                                 EXECUTION COPY


"HERBALIFE DESIGNEE") of Supplier's intention to propose or discuss a Supplier Developed New Product or a Modified Current Product, (ii) generally describing such proposed product and, if available, proposed intellectual property rights relating thereto (the procedures described in this Section 5(c)(i) shall be referred to herein as the "SECTION 5(C)(I) GATEKEEPER PROTOCOL"). If Supplier's Written Notice shall comply with the Section 5(c)(i) Gatekeeper Protocol, then the confidentiality provisions of Section 14 below shall apply to such information.

               (ii) Herbalife's Interest in Modified Current Products. If after receipt of the Written Notice, Herbalife determines that Herbalife is interested in receiving further information concerning any Modified Current Product, Herbalife shall advise Supplier within thirty (30) days of receipt of the Written Notice and Supplier shall then provide a written description (the "WRITTEN DESCRIPTION"). The Written Description shall be subject to the confidentiality provisions of Section 14 below and shall reasonably describe the Modified Current Product, including the Formula, if available, and provide a proposed schedule of when the Modified Current Product will be available for sale, and proposed intellectual property rights relating thereto. Supplier shall mark the Written Description "Confidential" and address the Written Description to the Herbalife Designee.

               (d) Rights On Offering of Supplier Developed New Product. At Supplier's sole discretion, Supplier may offer Herbalife any Supplier Developed New Product subject to and in accordance with the following terms:

               (i) At Supplier's sole discretion, if Supplier chooses to offer Herbalife any Supplier Developed New Product, Supplier shall first have given the Written Notice to Herbalife in accordance with the Section 5(c)(i) Gatekeeper Protocol. If after receipt of the Written Notice, Herbalife determines that Herbalife is interested in receiving further information concerning the Supplier Developed New Product, Herbalife shall advise Supplier within thirty (30) days of receipt of the Written Notice and Supplier shall then provide a written offer (the "Written Offer"). The Written Offer shall be subject to the confidentiality provisions of Section 14 below and shall reasonably describe the Supplier Developed New Product, including the Formula and pricing, and provide a proposed schedule of when the Supplier Developed New Product will be available for sale, proposed intellectual property rights relating thereto, whether Supplier proposes that the Supplier Developed New Product shall be a Supplier Developed New Exclusive Product or a Supplier Developed New Non-Exclusive Product, and, if applicable, if Supplier proposes that the Supplier Developed New Product shall be a Third Party Licensed Product or a Generic Product. Supplier shall mark the Written Offer "Confidential" and address the Written Offer to the Herbalife Designee. Upon Herbalife's written request, Supplier shall provide samples of each Supplier Developed New Product. Thereafter, Herbalife and Supplier shall each negotiate with each other on an exclusive basis for a period of thirty (30) days (the "THIRTY-DAY EXCLUSIVE NEGOTIATION PERIOD").

               (ii) Herbalife, in its sole discretion, may determine whether to accept or reject any Supplier Developed New Product offered to Herbalife by Supplier. In the event that Herbalife agrees to accept any offered Supplier Developed New Product, and agreement is reached as to

                                                                 EXECUTION COPY


Supplier's proposal, Herbalife shall place a firm purchase order for the Supplier Developed New Product within the time specified in the offer referred to in Section 5(d)(i) above. Supplier shall then manufacture and sell the Supplier Developed New Product to Herbalife, and Herbalife shall then buy those of the Supplier Developed New Product that Herbalife or any Affiliate may determine to order from Supplier hereunder, subject to the terms and conditions set forth herein, and the rights in and to any Formula for such Supplier Developed New Product shall be licensed and/or conveyed, transferred and assigned to Herbalife (or any Affiliate) as and to the extent set forth in
Section 8 of this Agreement.

               (iii) Each Supplier Developed New Product agreed to be ordered by Herbalife from Supplier shall be listed on Exhibit F hereto, including without limitation the price; provided however, that any firm purchase order placed by Herbalife or any Affiliate with Supplier for a Supplier Developed New Product shall be deemed to have been listed on Exhibit F hereto.

               (iv) In the event that agreement is not reached within the Thirty-Day Exclusive Negotiation Period, then Supplier shall be entitled to sell the Supplier Developed New Product to any third party on terms and conditions, including price, no more favorable than those offered to Herbalife, and Herbalife shall promptly return to Supplier all materials, documents and information provided to Herbalife and all copies thereof regarding the Supplier Developed New Product.

               (e) Failure To Comply With The Section 5(c)(i) Gatekeeper Protocol. If Supplier fails to comply with the Section 5(c)(i) Gatekeeper Protocol, then, notwithstanding any provision hereof to the contrary, Supplier hereby forever releases and discharges, and waives any claim Supplier may have against, Herbalife and all Affiliates and their respective successors, assigns, directors, officers, employees, agents, attorneys, representatives and advisors of and from, or with respect to, any and all claims, demands, causes of action, damages, liabilities, losses, costs or expenses of any nature or kind, fixed or contingent arising from or in connection with the use by Herbalife or any third party of any information delivered to Herbalife with respect to any aspect of a Supplier Developed New Product, or a Modified Current Product, or any Formula relating thereto, other than in compliance with the Section 5(c)(i) Gatekeeper Protocol (the "RELEASED CLAIMS"). It is understood by Supplier and Herbalife that there is a risk that subsequent to the execution of this Agreement Herbalife may incur or suffer loss, damage, or injuries which are unknown or unanticipated at the time of the execution of this Agreement relating to the Released Claims. Further, there is risk that loss or damage relating to the Released Claims presently known may be or become greater than the parties hereto now expect or anticipate. Supplier assumes said risks, acknowledges that the releases contained herein shall apply to all unknown and all unanticipated results arising from or relating to the Released Claims to above, as well as those known and anticipated, and, upon the advice of legal counsel, Supplier waives all rights under California Civil Code Section 1542 and any comparable provision under the law of any other jurisdiction with respect to the Released Claims. California Civil Code Section 1542 reads as follows:

                                                                 EXECUTION COPY


           A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

    6.    ORDER PROCEDURE FOR PRODUCTS.

           (a) Open Blanket Purchase Order. At the commencement of each calendar year during the Term commencing with purchase orders for Supplied Products to be delivered on or after January 12, 1998, Herbalife or any Affiliate shall initiate orders hereunder by placing a preliminary estimated order as to the Supplied Products for each territory or country (the "Open Blanket Purchase Order") listing the types and quantities of the Supplied Products estimated to be purchased by Herbalife for delivery in the ensuing year. Each Open Blanket Purchase Order shall be in substantially the form of the Open Blanket Purchase Order for the first calendar year, which commences on January 12, 1998 and ends on December 31, 1998.

           (b) Open Blanket Purchase Order Subject to Approval of Samples. Each Open Blanket Purchase Order shall not be effective as a preliminary estimated order in relation to any New Product until Herbalife, upon Herbalife's request, has been provided with samples of each type of New Products ordered therein and has determined that the samples are in conformity with the Quality Standards established by Herbalife and Supplier pursuant to Section 3 of this Agreement.

           (c) Shipping Schedules and Firm Purchase Orders. For each delivery of Supplied Products requested hereunder, Herbalife or any Affiliate shall, not later than twelve (12) weeks prior to the anticipated shipping date of Supplied Products, provide Supplier with a shipping schedule specifying the products and quantities estimated to be purchased. Supplied Products on the shipping schedule may be modified by Herbalife or any Affiliate up until and shall not become firm binding purchase orders until the date being eight (8) weeks prior to the scheduled shipping date. Supplier shall receive from Herbalife or any Affiliate purchase orders or order addenda, formula approval, product specifications, packaging specifications, and any other materials supplied by Herbalife or any Affiliate to Supplier to the extent necessary to produce and ship the Supplied Product, including sufficient labels and product inserts (collectively, the "SHIPPING MATERIALS"). If Supplier is unable to make a shipment due to a failure on Herbalife's or any Affiliate's part to provide the Shipping Materials described above, the affected Supplied Product requirement shall remain on the shipping schedule and shall be shipped as soon as commercially reasonable after all the necessary Shipping Materials are received by Supplier. Upon receipt by Supplier of all Shipping Materials, Supplier shall accept the shipping schedule as submitted by Herbalife or any Affiliate by signing and returning a copy to Herbalife's Material Control Department. Modifications to the shipping schedule may be made by Herbalife at any time; provided however, if modifications are made by Herbalife or any Affiliate less than eight (8) weeks prior to the scheduled shipping date, Supplier shall use commercially reasonable efforts to attempt to satisfy the requested modification.

                                                                 EXECUTION COPY


           (d) Cooperative Efforts In Establishing Schedules. The parties shall cooperate fully with each other to provide pertinent information to each other to enable timely delivery by Supplier of Supplied Products to Herbalife hereunder.

           (e) Affiliate Invoicing. If at any time on or after the date hereof during the Term any Affiliate shall place any order for Supplied Products to be delivered on or after January 12, 1998, Supplier agrees to transmit any applicable invoice directly to the Affiliate concerned, with a copy thereof being sent by facsimile transmission to Herbalife at the time of transmission to the Affiliate concerned.

       7.  PRICES.

           (a) For Supplied Products. For all Supplied Products to be delivered on a date on or after January 12, 1998 and continuing in effect for the remainder of the Term, Herbalife shall pay Supplier the prices set forth respectively on Exhibits A-1, A-2, A-3 and A-4 hereto and the prices agreed to by Supplier and Herbalife set forth on Exhibits E and F hereto (collectively, the "PRICES"); provided however, that on March 3l, 1998, and at the end of each calendar quarter thereafter during the Term (an "Adjustment Date"), either party may request that the prices for the Supplied Products be adjusted upwards or downwards, effective from the next succeeding Adjustment Date forward for the next succeeding calendar quarter, according to the adjustment calculations described in this Section 7. The Prices with respect to any of the Modified Current Products shall be the same as those prices set forth respectively on Exhibits A-1, A-2, A-3, and A-4 hereto against the initial Current Products of which the Modified Current Products are a modification, improvement, alteration, enhancement or successor, and shall be subject to adjustment only as set forth in this Section 7(a). The Prices with respect to any of the Constructively Identical Products shall be the same as those prices set forth respectively on Exhibits A-1, A-2, A-3, and A-4 hereto against those initial Current Products that are not materially different from the Constructively Identical Products, or, as the case may be, as set forth in Exhibit F against those Supplier Developed New Products that are not materially different from the Constructively Identical Products and shall be subject to adjustment only as set forth in this
Section 7(a). Supplier shall advise Herbalife in writing in the event that there is any net variation upwards or downwards in the aggregate actual cost of all raw materials used to produce a Supplied Product. The Prices shall be adjusted upwards or downwards by the amount that the net variation in the aggregate actual cost of all raw materials used to produce a Supplied Product, if added to or subtracted from, as the case may be, that Supplied Product's Price, exceeds five percent (5%); provided however, that the party requesting the adjustment shall first have delivered to the other party independent documentation in reasonable detail (including published commodity prices or other relevant published information where available) verifying such variation and that the variation is not due to factors solely applicable to or solely affecting Supplier. Once the adjustment has been justified by independent documentation as described above, the adjustment shall be effective as of the next succeeding Adjustment Date. Any variation in Supplier's labor or overhead expenses shall not be taken into account in determining any change in cost of the Supplied Product pursuant to this Section 7 on any Adjustment Date. If no adjustment is requested by either party or if any requested

                                                                 EXECUTION COPY

adjustment is not justified, the prices shall remain unchanged until the next succeeding Adjustment Date. The Prices for Supplied Products shall include the cost of manufacturing, packaging (with product insert and materials provided by Herbalife), labeling (with labels provided by Herbalife), insuring, shipping and delivery by Supplier to the Local Delivery Point set forth in Section 10 below. The initial Prices for any New Products ordered by Herbalife or any Affiliate during the Term, including New Products for any territory or country other than a Current Country, shall be negotiated by the parties in accordance with and subject to the terms and conditions of Sections 5(b)(i), 5(b)(ii), 5(b)(iii), and 5(d) hereof and shall then be subject to adjustment only as set forth in this Section 7(a).

           (b)     For Certain Materials or Ingredients.

               (i) Supplier has license agreements governing its right to the use of AMINOGEN(R) and Rose Ox raw materials, ingredients, or rights called for by and utilized in certain of the Supplier Formulas. During the Term and thereafter Supplier will use its best efforts to provide such raw materials, ingredients, or rights to Herbalife or any Affiliate in the quantities, manner and at the times required by Herbalife or any Affiliate. During the Term and thereafter, Supplier shall assist Herbalife or any Affiliate in obtaining Swiss Oats A-111, multi-lamellar lipizone and ingredients utilized in soft gel covering, which assistance may be satisfied by providing the name and address, and any reasonably requested details, of any source thereof to Herbalife or any Affiliate. Supplier shall sell or cause to be sold such raw materials or ingredients for AMINOGEN(R) and Rose Ox to Herbalife or any Affiliate at the price during the Term which shall be the lower of (x) the price Supplier charges any third party for the purchase of Rose Ox or AMINOGEN(R) from Supplier at any time on or after the date hereof during the Term or (y) $200 per kilogram for Rose Ox or $190 per kilogram for AMINOGEN(R). Supplier shall sell or cause to be sold such raw materials or ingredients for AMINOGEN(R) and Rose Ox to Herbalife or any Affiliate at the price thereafter which shall be the most favorable that such raw materials or ingredients shall be sold by Supplier at that time to any third party.

               (ii) If, during the Term and thereafter, Supplier obtains a license or patent governing its right to the use of any raw material, ingredient or right called for by or utilized in any Supplier Developed New Formula, then during the Term and thereafter Supplier will use its best efforts to provide such raw material, ingredient or right to Herbalife or any Affiliate in the quantities, manner and at the times required by Herbalife or any Affiliate upon terms and conditions to be mutually agreed to by the parties during the negotiation period referred to in Section 5(d) above.

               (iii) In the event that Supplier is required to use a specific trade mark or trade name in connection with the use of any raw material or ingredient called for by any Formula, which material or ingredient is purchased by Herbalife or any Affiliate from Supplier hereunder, then Herbalife or the Affiliate concerned shall use such trade mark or trade name in connection with its use of such raw material or ingredient.

       8.    Intellectual Property.


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           (a) Licenses of the Formulas.

               (i) Initial License for Formulas for Current Exclusive Products (Other Than Third Party Licensed Products or Generic Products). Upon execution of this Agreement, (A) Supplier hereby grants to Herbalife or any Affiliate a royalty-free right and license, until midnight on January 11, 1998, to use the Formulas for Current Exclusive Products (other than Third Party Licensed Products or Generic Products) in connection with (1) selecting or qualifying Other Suppliers to manufacture on behalf of Herbalife or any Affiliate all of the Current Exclusive Products (other than Third Party Licensed Products or Generic Products) (which use includes manufacturing Current Exclusive Products (other than Third Party Licensed Products or Generic Products) in non-commercial quantities for testing and evaluation purposes) and (2) manufacturing on behalf of Herbalife or any Affiliate, on and after September 1, 1997, in commercial and non-commercial quantities Current Exclusive Products (other than Third Party Licensed Products or Generic Products) to be delivered to or on behalf of Herbalife or any Affiliate on and after January 12, 1998 pursuant to the terms and conditions hereof, and (B) Supplier shall provide Herbalife or any Affiliate with the Formulas for all Current Exclusive Products (other than Third Party Licensed Products or Generic Products) sold or to be sold to Herbalife or any Affiliate pursuant to the terms and conditions hereof to enable Herbalife or any Affiliate to exercise the rights and licenses granted hereunder.

               (ii) License for Formulas for Current Products that consist of Third Party Licensed Products or Generic Products. Upon execution of this Agreement, and subject to the confidentiality provisions in Section 14 below with respect to the obtaining of any consent or license of any person or entity whose consent or license is required, Supplier shall take the following steps with respect to the Formulas for Current Products that consist of Third Party Licensed Products or Generic Products:

                     (A) Third Party Licensed Products. Supplier shall use its best efforts throughout the Term to obtain the consent of or license from each such person or entity whose consent or license is required so as to enable Herbalife and any Affiliate to use, for as long as permitted by such person or entity, on terms no less favorable than those obtained by Supplier, the Formulas for all of those Current Products that consist of Third Party Licensed Products (including any Formula utilized therein) in connection with (1) selecting or qualifying Other Suppliers to manufacture on behalf of Herbalife or Any Affiliate all of such Third Party Licensed Products (which use includes manufacturing Third Party Licensed Products in non-commercial quantities for testing and evaluation purposes) and (2) manufacturing on behalf of Herbalife or any Affiliate, on and after September 1, 1997, in commercial and non-commercial quantities Third Party Licensed Products to be delivered to or on behalf of Herbalife or any Affiliate on and after January 12, 1998, pursuant to the terms and conditions hereof. Promptly following the granting of such consent or license to a Third Party Licensed Product, if Herbalife or any Affiliate has not received the Formulas for any such product from the third party licensee thereof, Supplier shall provide Herbalife or any Affiliate with those Formulas pursuant and subject to the terms and conditions hereof and of any third party license to enable Herbalife or any Affiliate to exercise the rights and licenses so granted.


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           (B) Generic Products. Supplier hereby grants to Herbalife or any
Affiliate, effective as of the date hereof, an irrevocable, perpetual, fully transferable, royalty-free right and license, to use the Formulas for all of those Current Products that consist of Generic Products in connection with (1) selecting or qualifying Other Suppliers to manufacture on behalf of Herbalife or any Affiliate all of such Generic Products (which use includes manufacturing Generic Products in non-commercial quantities for testing and evaluation purposes) and (2) manufacturing on behalf of Herbalife or any Affiliate, on and after September 1, 1997, in commercial and non-commercial quantities Generic Products to be delivered to or on behalf of Herbalife or any Affiliate on and after January 12, 1998 pursuant to the terms and conditions hereof. Supplier shall also provide Herbalife or any Affiliate with the Formulas for all Generic Products sold or to be sold to Herbalife or any Affiliate pursuant to the terms and conditions hereof to enable Herbalife or any Affiliate to exercise the rights and licenses granted hereunder.

           (iii) Initial License for Formulas for Any Supplier Developed New Exclusive Products Other Than Those Consisting of a Third Party Licensed Product or a Generic Product. At any time after execution of this Agreement and until midnight on January 11, 1998, if Herbalife or any Affiliate orders from Supplier any Supplier Developed New Exclusive Product, other than one which consists of a Third Party Licensed Product or a Generic Product, (A) Supplier hereby grants to Herbalife or any Affiliate, effective upon such purchase by Herbalife or any Affiliate, a royalty-free right and license, until midnight on January 11, 1998, to use the Formulas for such Supplier Developed New Exclusive Products in connection with (1) selecting or qualifying Other Suppliers to manufacture on behalf of Herbalife or any Affiliate all such Supplier Developed New Exclusive Products (which use includes manufacturing such Supplier Developed New Exclusive Products in non-commercial quantities for testing and evaluation purposes) and
(2) manufacturing on behalf of Herbalife or any Affiliate, on and after September 1, 1997, in commercial and non-commercial quantities such Supplier Developed New Exclusive Products to be delivered to or on behalf of Herbalife or any Affiliate on and after January 12, 1998 pursuant to the terms and conditions hereof, and (B) Supplier shall provide Herbalife or any Affiliate with the Formulas for all such Supplier Developed New Exclusive Products sold or to be sold to Herbalife or any Affiliate pursuant to the terms and conditions hereof to enable Herbalife or any Affiliate to exercise the rights and licenses granted hereunder.

           (iv) License for Formulas for any Supplier Developed New Non-Exclusive Product or any Supplier Developed New Exclusive Product, Consisting of a Third Party Licensed Product or a Generic Product. At any time after execution of this Agreement, if Herbalife or any Affiliate orders from Supplier any Supplier Developed New Non-Exclusive Product, or any Supplier Developed New Exclusive Product, which consists of a Third Party Licensed Product or a Generic Product, then, subject to the confidentiality provisions in
Section 14 below with respect to the obtaining of any consent or license of any person or entity whose consent or license is required, effective upon such purchase by Herbalife or any Affiliate:

                 (A) Any Supplier Developed New Non-Exclusive Product Consisting of a Third Party Licensed Product or any Supplier Developed New Exclusive Product Consisting of a Third



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Party Licensed Product. Supplier shall use its best efforts throughout the Term to obtain the consent of or license from each such person or entity whose consent or license is required so as to enable Herbalife or any Affiliate to use, for as long as permitted by such person or entity, on terms no less favorable than those obtained by Supplier, the Formulas for any Supplier Developed New Non-Exclusive Product which consists of a Third Party Licensed Product, or any Supplier Developed New Exclusive Product which consists of a Third Party Licensed Product, in connection with (1) selecting or qualifying Other Suppliers to manufacture on behalf of Herbalife or any Affiliate all of such Supplier Developed New Products (which use includes manufacturing such Supplier Developed New Products in non-commercial quantities for testing and evaluation purposes) and (2) manufacturing on behalf of Herbalife or any Affiliate, on and after September 1, 1997, in commercial and non-commercial quantities such Supplier Developed New Products to be delivered to or on behalf of Herbalife or any Affiliate on and after January 12, 1998, pursuant to the terms and conditions hereof. Promptly following the granting of such consent or license to such a Supplier Developed New Product, if Herbalife or any Affiliate has not received the Formulas for any such product from the third party licensee thereof, Supplier shall provide Herbalife or any Affiliate with those Formulas pursuant and subject to the terms and conditions hereof and of any third party license to enable Herbalife or any Affiliate to exercise the rights and licenses so granted.

           (B) Any Supplier Developed New Non-Exclusive Product Consisting of a Generic Product or my Supplier Developed New Exclusive Product Consisting of a Generic Product. Supplier hereby grants to Herbalife or any Affiliate, an irrevocable, perpetual, fully transferable, royalty-free right and license to use the Formulas for the Supplier Developed New Non-Exclusive Products consisting of Generic Products, and the Supplier Developed New Exclusive Products consisting of Generic Products, in connection with (1) selecting or qualifying Other Suppliers to manufacture on behalf of Herbalife or any Affiliate all of such Supplier Developed New Products (which use includes manufacturing such Supplier Developed New Products in non-commercial quantities for testing and evaluation purposes) and (2) manufacturing on behalf of Herbalife or any Affiliate, on and after September 1, 1997, in commercial and non-commercial quantities such Supplier Developed New Products to be delivered to or on behalf of Herbalife or any Affiliate on and after January 12, 1998 pursuant to the terms and conditions hereof. Supplier shall also provide Herbalife or any Affiliate with the Formulas for all such Supplier Developed New Products sold or to be sold to Herbalife or any Affiliate pursuant to the terms and conditions hereof to enable Herbalife or any Affiliate to exercise the rights and licenses granted hereunder.

           (b)  Transfer of the Formulas.

                (i) Transfer of Formulas for Current Exclusive Products. Subject to Section 8(c) below, effective on January 12, 1998, Supplier (A) hereby conveys, transfers and assigns to Herbalife or any Affiliate all rights, title and interests in and to all of the Formulas for all Current Exclusive Products ordered by Herbalife or any Affiliate pursuant to the terms and conditions hereof, free from any liens or encumbrances (except with respect to the royalty agreements relating to the Royalty Products referred to in Section 15(b)(xvi) below) and (B) shall provide Herbalife or any Affiliate with the Formulas for all Current Exclusive Products ordered by Herbalife or any Affiliate


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pursuant to the terms and conditions hereof. The parties agree to execute any and all documents necessary to effectuate the conveyance, transfer and assignment to Herbalife or any Affiliate of all rights, title and interests in and to all of the Formulas for all Current Exclusive Products ordered by Herbalife or any Affiliate pursuant to the terms and conditions hereof, free from any liens or encumbrances (except with respect to the royalty agreements relating to the Royalty Products referred to in Section 15(b)(xvi) below).

                   (ii) Initial Transfer of Formulas for Supplier Developed New Exclusive Products. Subject to Section 8(c) below, effective on January 12, 1998, Supplier (A) hereby conveys, transfers and assigns to Herbalife or any Affiliate all rights, title and interests in and to all of the Formulas for all then existing Supplier Developed New Exclusive Products ordered by Herbalife or any Affiliate pursuant to the terms and conditions hereof, free from any liens or encumbrances and (B) shall provide Herbalife or any Affiliate with the Formulas for all such Supplier Developed New Exclusive Products ordered by Herbalife or any Affiliate pursuant to the terms and conditions hereof. The parties agree to execute any and all documents necessary to effectuate the conveyance, transfer and assignment to Herbalife or any Affiliate of all rights, title and interests in and to all of the Formulas for all such Supplier Developed New Exclusive Products ordered by Herbalife or any Affiliate pursuant to the terms and conditions hereof, free from any liens or encumbrances.

                   (iii) Subsequent Transfer of Formulas for Supplier Developed New Exclusive Products. Subject to Section 8(c) below, at any time after January 11, 1998 during the Term, if Herbalife orders from Supplier any Supplier Developed New Exclusive Product, then, effective at such time, Supplier (A) hereby conveys, transfers and assigns to Herbalife or any Affiliate, effective upon such order by Herbalife or any Affiliate, all of Supplier's rights, title and interests in and to all Formulas for any such Supplier Developed New Exclusive Product, free from any liens or encumbrances, and (B) shall provide Herbalife or any Affiliate with the Formulas for any Supplier Developed New Exclusive Product ordered by Herbalife or any Affiliate pursuant to the terms and conditions hereof, if and to the extent not already provided to Herbalife or any Affiliate. The parties agree to execute any and all documents to effectuate the conveyance, transfer and assignment to Herbalife or any Affiliate of all rights, title and interests in and to all of the Formulas for any Supplier Developed New Exclusive Product ordered by Herbalife or any Affiliate pursuant to the terms and conditions hereof, free from any liens or encumbrances.

                   (iv) Transfer of Formulas on Termination of Agreement Prior to January 12, 1998. In the event this Agreement is terminated prior to January 12, 1998, by either party for any reason of whatsoever nature or kind, Supplier hereby agrees that, in such event, all rights, title and interests in and to the Supplier Exclusive Formulas without any further action required to be taken by either party, hereby are immediately and automatically conveyed, transferred and assigned by Supplier to Herbalife or any Affiliate on the same terms and conditions as set forth in, respectively, Section 8(b)(i), 8(b)(h) and 8(b)(iii) above, except that (a) such conveyances, transfers and assignments shall not be subject to Section 8(c) below and (b) the effective date of such conveyances, transfers and assignments shall be the effective date of such termination of this Agreement and shall not be delayed until January 12, 1998 as set forth in Sections 8(b)(i), 8(b)(ii) and 8(b)(iii) above. In the


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event this Agreement is terminated prior to January 12, 1998, by either party for any reason of whatsoever nature or kind, Supplier hereby agrees that, in such event, all rights and licenses in and to those of the Supplier Formulas granted to Herbalife or any Affiliate on the terms and conditions set forth in Sections 8(a)(ii) and 8(a)(iv) above shall remain unaffected thereby and shall continue in full force and effect.

           (c) Restrictions on Herbalife's use of the Supplier Formulas for Additional Manufacturing. Herbalife hereby agrees that for the period commencing with the execution of this Agreement and ending upon the expiration of the Term only, and not thereafter, and at all times subject to the terms and conditions of this Agreement, Herbalife or any Affiliate shall not, without the prior written approval of Supplier (such approval not to be unreasonably withheld but may be conditioned upon a written agreement reasonably satisfactory to Supplier to which an Other Supplier is party containing terms and conditions for use consistent with this Agreement), license to any Other Supplier the use of any of the Supplier Formulas for the purpose of additional manufacturing in commercial quantities any Current Exclusive Products or Supplier Developed New Exclusive Products agreed to be purchased hereunder by Herbalife or any Affiliate for sale during the Term in Current Countries; provided however, that Herbalife or any Affiliate shall at all times during the Term be entitled to license to any Other Supplier the use of any of the Supplier Formulas for the purpose of (i) manufacturing on and after September 1, 1997 in non-commercial quantities or qualifying to manufacture any person or entity to manufacture any Current Exclusive Products or Supplier Developed New Exclusive Products (and, in the case of any of the Supplier Developed New Exclusive Products which consist of a Third Party Licensed Product, to the extent any person or entity whose consent or license is required has so consented) at any time during the Term, or (ii) manufacturing on and after September 1, 1997 in commercial quantities any Current Exclusive Products or Supplier Developed New Exclusive Products (and, in the case of any of the Supplier Developed New Exclusive Products which consist of a Third Party Licensed Product, to the extent any person or entity whose consent or license is required has so consented) at any time for sale during the Term in any territory or country other than the Current Countries.

           (d) Limited Grant-back License to Supplier for the Term. After the effective date of the licenses referred to in (a)(i), (a)(ii), (a)(iii) and
(a)(iv) above in this Section 8, and each transfer and assignment by Supplier of or other arrangement with respect to the Supplier Formulas referred to in
(b)(i), (b)(ii), (b)(iii) and (b)(iv) above in this Section 8, and in connection with any Other Offered New Product to be manufactured by Supplier, Herbalife hereby grants to Supplier a limited, non-exclusive, non-transferable, royalty-free, right and license to use the Supplier Exclusive Formulas, and the Independent Formulas, the Constructively Identical Formulas and the Substitute Formulas for the Other Offered New Product, solely to manufacture the Supplied Products for Herbalife or Herbalife's Affiliates for the remainder of the Term only (subject to Section 4(f) above), and not, thereafter, and at all times subject to the terms of this Agreement. The license shall (i) be granted solely for the purpose set forth in the prior sentence, and (ii) be granted subject to the confidentiality provisions of Section 14 below. After January 11, 1998, Supplier is not granted by this Section 8(d) any title or ownership rights, in whole or in part, in or to any of the Supplier Formulas conveyed, transferred and assigned by Supplier hereunder. At any time after



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execution of this Agreement, Supplier is not granted by this Section 8(d) any, and shall have no, title or ownership rights, in whole or in part, in or to any of the Independent Formulas, the Constructively Identical Formulas and the Substitute Formulas, and all title and rights in or to any of the Supplier Formulas conveyed, transferred and assigned by Supplier hereunder after January 11, 1998, shall remain with Herbalife or any Affiliate and all title and rights in or to any of the Independent Formulas shall at all times remain with Herbalife or any Affiliate. Following any termination, expiration, or non-renewal of this Agreement, all of the Supplier Exclusive Formulas shall be the exclusive property of Herbalife or any Affiliate, and Supplier shall relinquish all rights licensed to Supplier hereunder with respect thereto, and all rights and licenses in and to those of the Supplier Formulas granted to Herbalife or any Affiliate on the terms and conditions set forth in Sections 8(a)(ii) and 8(a)(iv) above shall remain unaffected thereby and shall continue in full force and effect. Supplier acknowledges and agrees that Herbalife or any Affiliate reserves and retains any and all rights not expressly granted hereunder to Supplier and Supplier shall not claim any rights that are not expressly granted or set forth hereunder to Supplier.

           (e) Trademarks. Herbalife or any Affiliate hereby grants to Supplier a limited, nonexclusive, non-transferable royalty-free license solely to use Herbalife's trademarks, trade names, and logos (the "TRADEMARKS") in labeling and packaging the Supplied Products for Herbalife, for the remainder of the Term only (subject to Section 4(f) above) and not thereafter, and at all times subject to the terms and conditions of this Agreement. Supplier hereby agrees that only the Trademarks shall be affixed to the Supplied Products. Supplier shall have no rights to use the Trademarks other than for purposes of labeling and packaging Supplied Products pursuant to this Agreement, which labeling and packaging shall be in form and substance satisfactory to Herbalife or any Affiliate. Supplier agrees to submit copies of the proposed manner, use and layout of the Trademarks for approval by Herbalife, in Herbalife's or any Affiliate sole discretion, prior to Supplier using the Trademarks as set forth herein. Supplier shall not use the Trademarks in advertising or promotional campaigns or otherwise, or use any confusingly similar names, marks or logos, in any manner that, in Herbalife's sole discretion, may be inconsistent with Herbalife's public image or be misleading or harmful to Herbalife. In the event of termination, expiration, or non-renewal of this Agreement, Supplier shall not have any right to sell any Supplied Products remaining in any of Supplier's inventory unless all Trademarks are removed from the Supplied Products. Supplier acknowledges and agrees that Herbalife reserves and retains any and all rights not expressly granted hereunder to Supplier and Supplier shall not claim any rights that are not expressly granted or set forth hereunder to Supplier.

           (f) Infringement. Supplier shall promptly notify Herbalife or any Affiliate of any actual or apparent infringement of Herbalife's or any Affiliate rights to any of the Formulas for the Supplied Products or Trademarks of which Supplier obtains actual knowledge. Herbalife may, at its sole option and expense, prosecute any suit it deems necessary or appropriate to protect any of Herbalife's or any Affiliate rights to the Formulas for the Supplied Products or Trademarks from and against infringement by third parties anywhere in the world and Supplier shall cooperate fully with Herbalife or any Affiliate in connection with any such action.


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   9.    Service Levels.

         (a) Required Service Levels. For all Supplied Products to be delivered on a date on or after January 12, 1998 and continuing thereafter until midnight of the last day of the Term, Supplier shall use its best efforts to provide the same level of service and quality of products that it has provided to Herbalife and Herbalife's Affiliates, taken as a whole, under the D&F Initial Agreement (the "INITIAL SERVICE LEVEL"). However, in the event of a Change in Control (as defined in Section 13(d) below) of Supplier and this Agreement has not been terminated by Herbalife, Supplier shall for each Supplied Product, meet an industry standards service level (the "SUBSEQUENT SERVICE LEVEL"), calculated in reference to the ratio of the number of cases of Supplied Products delivered which meet the Quality Standards to the number of cases ordered, based on Herbalife's and Herbalife's Affiliates, taken as a whole, eight (8) week ordering volume; provided however, that the determination of any Subsequent Service Level shall take into account, and give Supplier a credit for, the extent to which Supplier shall have timely satisfied any modification to any shipping schedule which accelerates a delivery date or substitutes Supplied Products to be delivered, which modification shall have been made by Herbalife or any Affiliate less than eight (8) weeks prior to the scheduled shipping date. If Supplier fails to meet the Initial Service Level or the Subsequent Service Level (on a rolling average) for any Supplied Product for any sixteen (16) week period and, after receipt of notice of such failure, also fails to meet the Initial Service Level or Subsequent Service Level (on a rolling average) for any Supplied Product for the eight (8) week period subsequent to receipt of the notice, Supplier shall be deemed to be in breach of this Agreement, and Herbalife may, without prejudice to any other remedy available to Herbalife hereunder, terminate this Agreement under Section 13(b), or alternatively terminate this Agreement only with respect to such Supplied Product and Herbalife or the Affiliate concerned shall be able to enter into agreements with third party suppliers with respect to such Supplied Product as may no longer be covered by this Agreement, and the Minimum Purchase Order Amount shall be correspondingly reduced by the dollar amount of orders of such Supplied Product that Herbalife or the Affiliate concerned could reasonably have purchased from Supplier but for such failure.

           (b) Compliance with Shipping Schedules. Supplier agrees to use its best efforts in accordance with industry standards to meet the shipping schedules as determined in accordance with Section 6(c) and (d) above. Except as provided in Section 6(c) above, under no circumstances shall Supplier alter any agreed-upon shipping schedule without the prior written consent of Herbalife, which consent may not be unreasonably withheld by Herbalife. Notwithstanding any provision in this Agreement to the contrary, if Herbalife has failed (other than following a breach of this Agreement by Supplier) to meet its payment obligations under Section II with respect to any good faith undisputed portion of any invoice, and within ten (10) days after receipt of written notice from Supplier that the good faith undisputed portion of such invoice has not been paid, Supplier, in its sole discretion, shall be entitled to refrain from shipping Supplied Product to Herbalife or the Affiliate concerned until such time as all then delinquent payments have been caused to be made by Herbalife.


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           (c) Defective Products. Upon inspection of any Supplied Product by
Herbalife or any Affiliate, if Herbalife or any Affiliate reasonably determines that any Supplied Product or an entire lot of Supplied Products delivered by Supplier fails to meet the Quality Standards or is otherwise defective (the "DEFECTIVE PRODUCTS"), Herbalife shall notify Supplier thereof within twenty-one
(21) business days (or such other period as may be mutually agreed for particular Supplied Products or shipments) after Herbalife or the Affiliate concerned have received such Supplied Products from Supplier or discovery of the detect, whichever is later. Within said twenty-one (21) day period, Herbalife or the Affiliate concerned shall provide Supplier with a sample of each such Defective Product, lot identification information and the original package for Supplier's review and analysis. Upon mutual agreement between Herbalife and Supplier that such product is a Defective Product, Supplier shall, (i) at Supplier's expense, ship replacement Supplied Products to the prior final destination of the Defective Product as soon as commercially possible and, (ii) in its sole discretion, determine whether Defective Products should be returned to Supplier or destroyed, in each case at Supplier's expense.

           (d) Shortfall. Upon inspection of any Supplied Product by Herbalife or any Affiliate, if Herbalife or any Affiliate reasonably determines that there is a shortfall in any Supplied Product delivered by Supplier hereunder (the "SHORTFALL"), Herbalife shall notify Supplier thereof within twenty-one (21) business days (or such other period as may be mutually agreed for particular Supplied Products) after Herbalife or the Affiliate concerned have received such Supplied Products from Supplier, or discovery of the shortfall, whichever is later. In the event of a Shortfall in any delivery of Supplied Products by Supplier hereunder, Herbalife or the Affiliate concerned shall, within said time period, advise Supplier of the quantity of the claimed shortfall, the product lot number and date of shipment for Supplier's review. Upon mutual agreement between Herbalife and Supplier that a Shortfall exists, Supplier shall, at Supplier's expense, ship replacement quantity of Supplied Products to the Local Delivery Point (as defined in Section, 10) of the Supplied Products suffering from the Shortfall to fulfill the entire obligation to be performed by Supplier as soon as commercially possible, provided that Supplier shall use its best efforts to make any such shipment within twenty-one (21) business days after receiving notification of such Shortfall.

           (e) Inventory Levels. Supplier shall use its best efforts to maintain inventory levels of raw materials of a sufficient quantity of Supplied Products to meet purchase order requirements on a timely basis.

     10. DELIVERY AND TITLE. The Supplied Products shall be delivered F.O.B. to Herbalife's distribution center in Carson, California or to such other, destination within Los Angeles County or Orange County, California determined by Herbalife or any Affiliate and designated in writing by Herbalife or any Affiliate (the "LOCAL DELIVERY POINT"), or to any other destination determined by Herbalife or any Affiliate and designated in writing by Herbalife or any Affiliate. In the case of delivery to a Local Delivery Point, the risk of loss and title shall pass to Herbalife or any Affiliate upon delivery to the Local Delivery Point, and transport, insurance, and other costs, charges, and duties beyond the Local Delivery Point shall be borne by Herbalife or the Affiliate concerned; provided however, that title and risk of loss shall not pass to Herbalife or any Affiliate for any


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                                                                EXECUTION COPY

Defective Products rejected by Herbalife pursuant to Section 9(c) above. For deliveries made to a location other than a Local Delivery Point unless the parties otherwise agree, risk of loss and title shall pass to Herbalife or any Affiliate at Supplier's dock and transport, insurance and other costs, charges and duties beyond Supplier's dock shall be borne by Herbalife or the Affiliate concerned; provided however, that title and risk of loss shall not pass to Herbalife or any Affiliate for any Defective Products rejected by Herbalife pursuant to Section 9(c) above. No delivery shall be made and title shall not pass under this Agreement for any Supplied Product until January 12, 1998.

11. PAYMENT TERMS. Herbalife shall cause payment for the Supplied Products purchased from Supplier under the terms of this Agreement to be made no later than thirty (30) days from the later of the date of delivery of or the date of invoice for Supplied Products meeting the Quality Standards. Payment made on any invoice within ten (10) days from the date of delivery or invoice, as the case may be, for Supplied Products meeting the Quality Standards shall be entitled to a 1% discount (the "1% DISCOUNT"), provided there is no outstanding unpaid portion of any invoice from Supplier to Herbalife or any Affiliate which predates the invoice to be paid by Herbalife or any Affiliate to Supplier and which is not subject to a good faith dispute (a "PREDATED INVOICE"). In the event that Supplier objects to Herbalife's or any Affiliate's taking of the 1% Discount, which objection is as a result of Supplier's good faith belief that there exists a Predated Invoice, then Supplier shall give Herbalife five (5) business days' written notice to cause payment to be made of the Predated Invoice. If Supplier fails to give Herbalife the five (5) business days' written notice, or if Supplier does give the five (5) business days' written notice and Herbalife causes payment of the Predated Invoice within two (2) business days of receipt of the notice, then Herbalife or the Affiliate concerned shall be entitled to the 1% Discount. Any invoice or portion thereof which is the subject of a good faith dispute shall not prevent Herbalife from being entitled to take the 1% Discount. Without prejudice to any other remedy that Herbalife may have at law or in equity, Herbalife or the Affiliate concerned shall be entitled, at its option, to (i) a refund of the amount paid for any Defective Product or Shortfall that is not cured pursuant to the terms and conditions of this Agreement or (ii) a credit of the amount paid for any Defective Product or Shortfall that is not cured pursuant to the terms and conditions of this Agreement against future purchases of Supplied Products.

     12. QUALITY ASSURANCE, INSPECTION AND DOCUMENTS. Supplier shall maintain Good Manufacturing Practices and Standard Operating Procedures as defined and required by the United States Food and Drug Administration, and shall fully comply with all other United States Food and Drug Administration regulatory requirements and the regulatory requirements of the State of California and make such adjustments as may be necessary to effect and maintain such compliance. If Herbalife advises Supplier of the regulatory requirements of any other jurisdiction, then Supplier shall use its best efforts to comply therewith in the manufacture of Supplied Products. Herbalife, or Herbalife's designated agents (approved by Supplier, which approval shall not be unreasonably withheld), shall have the right from time to time, on reasonable notice and during business hours, to inspect Supplier's manufacturing facility, production line, raw materials storage areas and all other places, that relate to the production of Supplied Products, including a general quality assurance review of Supplier's facilities used in the production and manufacture of Supplied Products.


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Additionally, Herbalife, or Herbalife's designated agents (approved by Supplier, which approval shall not be unreasonably withheld), may submit any Supplied Product to any and all forms of chemical analysis, testing and review as may be appropriate to determine whether such Supplied Product contains the ingredients set forth on any label thereto and otherwise meets the Quality Standards and the other terms and conditions hereof. Upon request by Herbalife, or Herbalife's designated agents (approved by Supplier, which approval shall not be unreasonably withheld), of Supplier, Supplier shall furnish Herbalife with (i) a Certificate of Analysis, prepared in accordance with the requirements of the Food, Drug and Cosmetic Act of 1938 and the rules and regulations of the United States Food and Drug Administration promulgated thereunder as an assurance that the Supplied Products were made in compliance with Supplier's Good Manufacturing Practices and Standard Operating Procedures, (ii) information and copies of documents to enable Herbalife to assure that the Supplied Products comply with the labeling claims made for the Supplied Products, (iii) information and copies of documents necessary for Herbalife to secure all U.S., state and foreign governmental licenses, registrations or approvals for the Supplied Products, and
(iv) information and copies of documents necessary for Herbalife to respond to all U.S., state and foreign governmental inquiries or requests.

     13. TERMINATION.

           (a) Supplier's Right to Terminate. Supplier may terminate this Agreement (i) sixty (60) days following written notice to Herbalife of a default in Herbalife's net payment obligation under Section II, (ii) sixty (60) days following written notice to Herbalife of a material breach by Herbalife of any of its obligations, representations, warranties or covenants hereunder or under any other written agreement between Supplier and Herbalife (including without limitation the D&F Initial Agreement after the date hereof, but prior to expiration thereof or the Release Agreement executed concurrently herewith), if such breach has not been cured within such sixty (60) day period, or (iii) immediately, following the Insolvency (as defined in (c) below) of Herbalife.

           (b) Herbalife's Right to Terminate. Herbalife may terminate this Agreement (i) sixty (60) days following written notice to Supplier, of a material breach by Supplier of Supplier's obligations, representations, warranties or covenants hereunder or under any other written agreement between Supplier and Herbalife (including without limitation the D&F Initial Agreement after the date hereof but prior to the expiration thereof or the Release Agreement executed concurrently herewith), if such breach has not been cured within such sixty (60) day period, (ii) immediately, following the Insolvency (as defined in (c) below) of Supplier, (iii) immediately following a failure by Supplier to meet the service level requirements of Section 9 above, or (iv) immediately following a Change in Control (as defined in (d) below) of Supplier.

           (c) Insolvency. "INSOLVENCY" shall mean that, with respect to Supplier or Herbalife, as the case may be, such entity shall (i) make a general assignment for the benefit of creditors or an agent authorized to liquidate its assets, (ii) become the subject of an "order for relief" within the meaning of the United States Bankruptcy Code, and such order is not stayed within thirty
(30) days, (iii) file a petition in bankruptcy or for reorganization, or effect a plan or other arrangements with creditors,


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(iv) file an answer to a creditor's petition, admitting the material allegations thereof, for involuntary bankruptcy or for reorganization or to effect a plan or other arrangement with creditor, (v) apply to a court for the appointment of a receiver or custodian for substantially all of its assets or properties, with or without consent, and such receiver is not discharged within thirty (30) days after appointment or (vi) adopt a plan of complete liquidation of its assets.

     (d) Change in Control, A "CHANGE IN CONTROL" shall mean that, without the prior written consent of Herbalife, which consent shall not be unreasonably withheld, (i) any sale, merger, reorganization, transfer, pledge, granting of an option, or any other like event or action that results in a third party having an interest in any of the issued and outstanding capital stock of Supplier (on a fully-diluted basis) such that the present shareholders of Supplier (A) no longer own more than fifty percent (50%) of such capital stock, or (B) no longer have the authority and power to elect a majority of the directors of Supplier or
(C) no longer have the authority to direct and control the management and affairs of Supplier, (ii) any assignment, sale, transfer, pledge, granting of an option, hypothecation or any other like event or action that results in a third party having an interest in all or substantially all of Supplier's assets, or
(iii) both of Fred Siegel and Richard Marconi ceasing to be actively involved as senior executive employed officers of Supplier and responsible for the day-to-day operation and management of Supplier for a period greater than sixty
(60) days, without the prior written consent (in each such case) of Herbalife, which consent shall not be unreasonably withheld. Any hypothecation made in the ordinary course of business that does not result in a Change in Control shall not require the consent of Herbalife. In determining whether to withhold its consent, Herbalife may consider the reputation, and the qualifications and financial ability of any person or entity in whose favor any Change in Control is proposed to be made (the "TRANSFEREE") to manufacture and supply Supplied Products of at least the same level of quality and service level as Supplier, the business of the Transferee, and in particular whether or not the Transferee engages in multi-level marketing activities.

     (e) Remedies on Termination. Supplier, on the one hand, and Herbalife, on the other hand, have each considered the possibility that the parties will incur expenses in preparing for performance of this Agreement and that the parties will incur expenses and suffer losses as a result of termination (if other than as a result of expiration or non-renewal of this Agreement). In the event of a breach by a party of this Agreement, the non-defaulting party may pursue whatever remedies are available under this Agreement or by law. Any termination hereof shall not impair any rights nor discharge any obligations which have accrued to the parties as of the effective date of such termination.

     (f) Effect of Expiration or Termination. Subject to Supplier's rights under
Section 13(g) if this Agreement is terminated by Supplier pursuant to Section 13(a) hereof, in the event of any termination, expiration or non-renewal of this Agreement for any reason, (i) the provisions of the Release Agreement and this
Section 13 and Sections 2(a), 7(b), 8, 11 and 12 above and Sections 14, 18, 22 and 30 below shall be unaffected thereby, (ii) all of the Supplier Exclusive Formulas and the Independent Formulas, the Constructively Identical Formulas and the Substitute Formulas shall remain the exclusive property of Herbalife or any Affiliate, (iii) all rights and licenses in and to


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those of the Supplier Formulas granted to Herbalife or any Affiliate on the terms and conditions set forth in Sections 8(a)(ii) and 8(a)(iv) above shall remain unaffected thereby and shall continue in full force and effect, and (iv) Herbalife or any Affiliate shall be entitled to sell and distribute all Supplied Products in its inventory.

     (g) Effect of Termination for Cause. If Supplier terminates this Agreement pursuant to Section 13(a) hereof, then in that event:

          (i) Herbalife shall purchase (A) all Supplied Products remaining in Supplier's inventory for which an estimated or firm purchase order had been placed, at the prices specified in this Agreement, and (B) following Supplier's reasonable efforts to mitigate, all raw materials in Supplier's inventory specifically procured by Supplier for use in manufacturing Supplied Product to Herbalife under this Agreement at a price equal to Supplier's actual cost, including incoming freight, plus costs incurred for labor, material testing and storage. Notwithstanding any contrary provision, if Herbalife terminates this Agreement pursuant to Section 13(b) hereof, Herbalife shall have no obligation to purchase any Supplied Products or raw materials in Supplier's inventory, or to take delivery of any Supplied Products ordered prior to the date of such termination.

          (ii) Notwithstanding any contrary provision herein, Supplier may pursue whatever remedies are available to it by law or otherwise, including but not limited to any monetary damages available to Supplier for any breach of this Agreement by Herbalife.

       14.  CONFIDENTIAL INFORMATION.

          (a) Non-Disclosure. Subject to Sections 5(c), 5(d), 5(e) and 8 above, and 14(b) and 14(d) below, each party shall preserve in strict confidence any confidential information obtained or made available pursuant to this Agreement, on or after the date hereof, from the other party by it or any of its subsidiaries or affiliates or any of its or their directors, officers, employees, agents or other representatives concerning the Supplied Products, Other Offered New Products, Supplier Developed New Products, the Supplier Formulas, Constructively Identical Formulas, Substitute Formulas, or the Independent Formulas or in order for each party to exercise its rights or perform its obligations under this Agreement including, without limitation, Supplied Product prices, marketing surveys, and information concerning the design and specifications of, the Supplied Products, Other Offered New Products, Supplier Developed New Products, the Supplier Formulas, Constructively Identical Formulas, Substitute Formulas, or the Independent Formulas ("CONFIDENTIAL INFORMATION"), and agrees to refrain from (i) disclosing, during the Term or at any time thereafter, any such Confidential Information to any person or entity or (ii) using, during the Term or, at any time thereafter, such Confidential Information for any purpose; except as otherwise necessary to exercise its rights or perform its obligations under this Agreement or for evaluation of Supplied Products or Other Offered New Products or Supplier Developed New Products for possible inclusion in this Agreement. In connection with such Agreement, each party agrees to keep confidential, not disclose, provide or otherwise make available in any form such Confidential



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Information to any person other than authorized employees, agents or other representatives of each party with a need to know.

          (b) Permitted Disclosure. Notwithstanding the foregoing, nothing contained in this Section 14 shall prohibit any party from disclosing Confidential Information in the event such disclosure (i) is permitted pursuant to Section 14(d) below, (ii) is, or becomes, during the Term, available in the public domain not as a result of a breach of this Agreement, (iii) was rightfully in the receiving party's possession or was part of the receiving party's general knowledge at the time of its disclosure by the disclosing party; provided however, that any information concerning the Supplier Formulas, the contents of the Supplier Formulas or any portion thereof, or any information related to the Supplier Formulas, or their specifications in Herbalife's possession or part of its general knowledge as of the date of execution of this Agreement may and shall not be disclosed by Herbalife until January 12, 1998 except to the extent necessary prior to January 12, 1998 to utilize the rights and licenses granted to Herbalife pursuant to Section 8(a) of this Agreement, or
(iv) is rightfully received by the receiving party from a third party without any duty of confidentiality and the receiving party can clearly demonstrate the independent origin of such information, or (v) is required by any governmental authority having jurisdiction over that party asserting a right to obtain such information; provided however, that prior to any such disclosure pursuant to this clause (v) (except where such disclosure is required to be made to a governmental authority in order for Herbalife to qualify Formulas, Supplier or Other Suppliers in any jurisdiction) the party concerned shall promptly advise the other party in the event of any request by a governmental authority for the Confidential Information and shall cooperate with the other party to assert any right of objection to such request or to seek a protective order or to take other appropriate action to protect the Confidential Information.

          (c) Return of Materials Upon Termination. Upon termination of this Agreement, each party shall use reasonable efforts to return to the other party all material and documents containing Confidential Information, or submitted by the other party in confidence, including any copies or extracts thereto.

          (d) Disclosure to Herbalife's Licensees. It is hereby expressly agreed and understood that, Herbalife or any Affiliate may at any time disclose or make available to any licensee of Herbalife or any licensee of any Affiliate (approved pursuant to Section 8(c) above, if applicable, by Supplier) (each a "HERBALIFE LICENSEE") the Supplier Formulas or the contents of the Formulas or any portion of the Formulas, (in the case of any of the Supplier Formulas for any of the Supplied Products which consist of a Third Party Licensed Product, to the extent any person or entity whose consent or license is required has so consented), for the purpose of manufacturing or selecting or qualifying any person or entity to manufacture in commercial and non-commercial quantities any Supplied Products to be delivered by or on behalf of Herbalife on a date on or after January 12, 1998; provided however, that during the Term, with respect to any Rights Of First Refusal Substitute Products For Primary Manufacture, Herbalife shall first have complied with the provisions of Section 5(b)(ii) above, and, with respect to any Rights Of First Refusal Constructively Identical Products For Primary Manufacture, Herbalife shall first have complied with the provisions




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of Section 5(b)(iii) above, and the Herbalife Licensee who shall have access thereto shall have agreed in writing to be bound by substantially the same confidentiality obligations as contemplated by this Section 14.

       15.     REPRESENTATIONS, WARRANTIES AND COVENANTS.

               (a) By Herbalife: Herbalife represents, warrants and covenants as follows:

               (i) Herbalife is a corporation duly organized, validly existing and in good standing under the laws of California. Herbalife has full power and authority to execute and deliver and perform its obligations under this Agreement. This Agreement has been duly executed and delivered by Herbalife and constitutes a legal, valid and binding obligation of Herbalife.

               (ii) The execution and delivery of, and performance by Herbalife of its obligations under this Agreement and the grant of rights and licenses by Herbalife to Supplier and the consummation of the transactions contemplated hereunder, will not result in a violation of, or be in conflict with, any provision of its Articles of Incorporation, or result in a breach of, or be in conflict with, any material agreement to which Herbalife is a party or by which it or its property is bound, or result in a violation of, or be in conflict with, or result in a breach of any term or provision of any judgment, order, decree or award of any court, arbitrator or governmental authority binding upon Herbalife or its property.

           (b) By Supplier: Supplier represents, warrants and covenants as follows:

               (i) Supplier is a corporation duly incorporated, validly existing and in good standing under the laws of California. Supplier has full power and authority to execute and deliver and perform its obligations under this Agreement. This Agreement has been duly authorized, executed and delivered by Supplier and constitutes a legal, valid and binding obligation of Supplier.

               (ii) The execution and delivery of, and performance by Supplier of its obligations under, this Agreement, and the grant of rights and licenses by Supplier to Herbalife and the consummation of the transactions contemplated hereunder, will not result in a violation of, or be in conflict with, any provision of the articles of incorporation of Supplier, or result in a breach of, or be in conflict with, any material agreement to which Supplier is a party or by which it or its property is bound, or result in a violation of, or be in conflict with, or result in a breach of, any term or provision of any judgment, order, decree or award of any court, arbitrator or governmental authority binding upon Supplier or its property.

               (iii) Supplier has, or will have, the ability to manufacture and supply (or, with respect to Current Subcontracted Products, to supply) all Supplied Products to be supplied by Supplier hereunder on January 12, 1998 and all Supplied Products to be supplied by Supplier hereunder as set forth in the Open Blanket Purchase Orders delivered during the Term of this Agreement.


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               (iv) Upon delivery by Supplier to Herbalife or any Affiliate of
Supplied Products, subject to and in accordance with the terms and conditions of this Agreement, Herbalife shall acquire good title free from all liens and encumbrances.

               (v) Supplier has complied, is complying and will continue to comply with accepted industry practices and standards and all applicable laws in the jurisdiction in which the Supplied Products are sold to Herbalife, including, without limitation, state and local laws of the United States and the State of California and the rules, orders, ordinances, decrees and regulations of the United States and the State of California relating to or affecting the manufacture of the Supplied Products. If Herbalife advises Supplier of the regulatory requirements of any other jurisdiction, then Supplier shall use its best efforts to comply therewith in the manufacture of Supplied Products. All Supplied Products delivered to Herbalife or any Affiliate shall be prepared and manufactured in a clean, safe and sanitary manner in full compliance with all applicable federal and State of California laws, rules and regulations, including without limitation, the Food, Drug and Cosmetic Act of 1938 and the rules and regulations of the United States Food and Drug Administration (including as to Good Manufacturing Practices or Standard Operating Procedures). All Current Products delivered to Herbalife or any Affiliate shall be manufactured in accordance with the Supplier Formulas used for products currently supplied to Herbalife or any Affiliate under the D&F Initial Agreement and shall be of no less quality than those products currently supplied to Herbalife or any Affiliate under the D&F Initial Agreement.

               (vi) All Supplied Products have been and will be clearly and accurately labeled and packaged in the manner requested by Herbalife with labels and inserts supplied by Herbalife or any Affiliate.

               (vii) Supplier's manufacturing facility complies with all applicable federal and California state laws, rules and regulations relating to the operation thereof, including without limitation, all product safety, sanitation and environmental laws, rules and regulations.

               (viii) All Supplied Products purchased by Herbalife or any Affiliate are free from defect comply with the Quality Standards and are merchantable and fit for their intended purpose. All Supplied Products shall be supplied in commercial quantities sufficient to meet Herbalife's or any Affiliate's orders, free of contamination or defect, and all reasonable care and skill shall be used in manufacturing the Supplied Products.

               (ix) Supplier owns as of the date hereof beneficially and of record all right, title and interest in the Supplier Exclusive Formulas, and shall not at any time on or after the date hereof during the Term, deal with the Supplier Exclusive Formulas except as expressly provided in Section 8 above.

               (x) Rose Ox and AMINOGEN(R) are the only materials, ingredients or rights utilized in any of the Current Products which require the consent or license of a third party to be




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utilized therein, to be sold to Herbalife or any Affiliate by Supplier and/or to be marketed by Herbalife or any Affiliate.

               (xi) None of the Current Products, other than the Third Party Licensed Products and other than Rose Ox and AMINOGEN(R) require the consent or license of a third party to be sold to Herbalife or any Affiliate by Supplier and/or to be marketed by Herbalife or any Affiliate.

               (xii) There are as of the date hereof no Current Products the intellectual property rights for which are owned, controlled or licensed by any person or entity other than Supplier, other than those that consist of Third Party Licensed Products, or Generic Products or Male Factor, Herbal Calmative Spray, Thermojetics Green, Thermojetics Beige, Xtra-Cal, Kindermins, Acne 24 hr., Acne Foaming Wash, Acne Spot Treatment, Super APR, and Thermo Body Toning Cream.

               (xiii)None of the Current Exclusive Products consist of Third Party Licensed Products or Generic Products, other than Thermojetics Green, Thermojetics Beige and Xtra-Cal.

               (xiv) None of the Generic Products consist of Third Party Licensed Products or vice versa.

               (xv) Except as otherwise expressly provided in Section 8 above, Supplier has not and shall not make any assertion, claim or demand against Herbalife or any Affiliate, any Herbalife Licensee, or any officer, director, shareholder, authorized employee, agent or other representative of Herbalife or any Affiliate or of any Herbalife Licensee, with respect to any of the foregoing's use or exploitation of any Supplier Formulas transferred or licensed pursuant to Section 8 above.

               (xvi) Herbalife or any Affiliate shall acquire such rights and licenses as are required to be granted to Herbalife or any Affiliate by Section 8 above, free from any liens or encumbrances (except for the royalty agreements relating to Thermojetics Green, Thermojetics Beige, Xtra-Cal, Super APR, and Thermo Body Toning Cream, collectively referred to herein as the "ROYALTY PRODUCTS"). The Royalty Products are listed as such in Exhibits A-1 through A-4 hereto. So long as Supplier, or any Subcontract Supplier, manufactures Supplied Products subject to any license, grant or agreement (including royalty agreements) in favor of any third party, Supplier shall remain responsible for paying the third party concerned any royalties or license fees due on such Supplied Products.

               (xvii)Supplier is the valid licensee of each of the Third Party Licensed Products. To the extent necessary to meet the obligations of Supplier under this Agreement, Supplier has been and shall remain at all times in full compliance with any license, grant or agreement to which any of the Supplied Products is subject, and each such license, grant or agreement remains and shall remain valid and in full force and effect throughout the Term. Supplier has the power to grant the rights and licenses granted by Supplier to Herbalife under this Agreement.

               (xviii) None of the Supplier Formulas or Supplied Products (or any raw material or ingredient therein) transferred or licensed pursuant to
Section 8 above or supplied hereunder by


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Supplier, nor the use thereof by Herbalife or any Affiliate in accordance with the terms and conditions set forth herein, infringes or shall infringe in any respect on any patents, copyrights, trademarks, service marks, trade dress, trade secrets, proprietary or confidential information or other intellectual property rights of any third parties.

               (xix) Supplier agrees that, subject to Section 8 above, it shall not at any time in any way infringe upon, any rights in or to any of the Formulas or Trademarks or other intellectual property rights belonging to Herbalife or any Affiliate or any Formulas or Trademarks or other intellectual property registration belonging to Herbalife or any Affiliate in any territory or country.

     16. INSURANCE. Supplier shall maintain with effect from January 12, 1998 throughout the remainder of the Term, at its sole cost and expense, insurance with financially sound and established reputable insurers of the type and quantity (and with such risk retention) generally maintained by the companies of established repute in Supplier's line of business, such insurance to include without limitations products liability insurance an amount no less than five million dollars ($5,000,000) per occurrence. Supplier shall provide to Herbalife, at least annually and otherwise upon reasonable request by Herbalife, true copies of the certificates of coverage in respect of such insurance policies, and Supplier shall not do anything or permit anything to be done that may prejudice such insurance policies or omit to do anything where such omission may prejudice those insurance policies, and shall observe and perform the terms and conditions contained in each of such insurance policies.

     17. AMENDMENT OR WAIVER. This Agreement will not be amended, nor will any of its terms be deemed to have been waived by either party, unless such amendment or waiver is in writing in a document that specifically refers to this Agreement and specifically states that it intends to amend this Agreement or waive a term of this Agreement and such document is signed by the parties hereto. General correspondence between the parties, invoices, purchase orders or any other document exchanged between the parties not meeting the requirements of this Section 17, will not be deemed to amend or waive any term of this Agreement. In the event of any conflict between this Agreement and any other document, including any purchase order, this Agreement shall prevail.

       18.     GOVERNING LAW AND VENUE; ARBITRATION

           (a) Governing Law and Venue. This Agreement will be governed by and construed in accordance with the laws of the State of California, without regard to its conflicts of laws principles. Any legal proceedings arising out of or in connection with this Agreement which are not arbitrated pursuant to Section 18(b) below, shall be commenced and prosecuted in a court located within Orange County, California.

           (b) Arbitration. Any disputes, controversies or differences which may arise between the parties out of, in connection with or in relation to any of Sections 4(c) through 4(g) and II of this Agreement, or the interpretation, enforceability, performance, breach or validity of any of Sections 4(c) through 4(g) and II of this Agreement ("DISPUTES"), shall be determined by arbitration in



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Orange County, California in accordance with the rules and procedures of
J.A.M.S./Endispute from time to time in effect, as modified by the provisions of this Section 18(b); provided however, that the parties reserve the right to seek injunctive relief from any court of competent jurisdiction.

               (i) Procedure. Either party may give to the other written notice of the existence and nature of any Dispute proposed to be arbitrated under this
Section 18(b). Any such notice shall specify in reasonable detail the nature of and background to any such Dispute. Within ten (10) days thereafter, the parties shall agree on three persons drawn from a list of potential arbitrators provided by J.A.M.S./Endispute. If the parties cannot agree on any of the three arbitrators within ten (10) days after a party initiates such process, the arbitrator(s) whom the parties cannot mutually agree on shall be selected by J.A.M.S./Endispute within seven (7) days following the end of such ten (10) day period. The three arbitrators shall determine all Disputes by majority vote.

               (ii) Conduct of the Proceeding. The parties agree that the arbitrators shall be subject to and apply the laws of California and be a judge for all purposes (excluding the power to (a) grant equitable relief, (b) change any term or condition of this Agreement, (c) deprive either party of a remedy expressly provided herein, or (d) provide any right or remedy that has been excluded hereunder, but including, without limitation, (x) ruling on any and all discovery matters and motions, including without limitation ruling on the availability, timing and scope of discovery, and ruling on any and all pretrial or trial motions, (y) setting a schedule of pretrial proceedings in accordance with this Agreement, and (z) making any other orders or rulings a sitting judge of the Superior Court of California (the "SUPERIOR COURT") would be empowered to make in any action or proceeding in the Superior Court (subject to the limitations of this clause (ii)), and shall try and decide any or all of the issues in any action or proceeding arising out of such dispute (whether of fact or of law, or a combination thereof) and, no later than one hundred and twenty
(120) days following their selection, shall report a statement of decision thereon and hear and consider objections to the statement of decision. Any such statement of decision shall be submitted to the Superior Court by the prevailing party within fourteen (14) days and judgment shall be entered thereon in the same manner as if the action or proceeding had been tried by a sitting judge of the Superior Court (the "Judgment"). The decision of the arbitrators appointed hereunder shall be final and conclusive among the parties as of the date of entry of the Judgment.

                 (iii)     Security Arrangements.

                     (A) Upon presentation by Supplier of a certified copy of a Judgment which includes a finding that Herbalife breached its obligations to Supplier under any of Sections 4(c) through 4(g) and 11, Supplier shall receive, as payment applied against any monetary damages awarded Supplier under such Judgment, funds from any monies remaining outstanding as the Security (as defined below) up to the amount of said Judgment.

                     (B) As security for the performance of its obligations under any of Sections 4(c) through 4(g) and II to Supplier and Omni under each of the New D&F Supply Agreements, including this Agreement (the "Security"), Herbalife shall post a single bond pursuant to this


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                                                                 EXECUTION COPY


Agreement and the New Omni Supply Agreement (the "BOND") in the aggregate maximum total amount of twenty-five million dollars ($25,000,000), subject to the terms and conditions hereof, on a combined basis, with respect to (i) any Judgment obtained by Supplier against Herbalife, and (ii) the equivalent of any Judgment obtained by Omni against Herbalife under the New Omni Supply Agreement. Herbalife shall provide a copy of the Bond to Supplier, which copy shall identify the bonding company. Subject to the terms and conditions hereof, the Bond shall be in effect from January 12, 1998 and for so long as the Bond shall not be fully applied against any Judgment obtained by either Supplier or Omni, or both, against Herbalife as the case may be. In no event shall the aggregate maximum total amount claimed due at any time with respect to Supplier and/or Omni under the Bond exceed on a combined basis twenty-five million dollars ($25,000,000). The Bond shall, if payable, be solely payable in favor of either Supplier or Omni, or both, as the case may be, as set forth above and shall not be assignable in any event to any other person or entity at any time, without the prior written consent of Herbalife, which consent shall not be unreasonably withheld.

       19. COUNTERPARTS. This Agreement may be executed in multiple counterparts, which taken together will constitute one instrument and each of which will be considered an original for all purposes.

       20. TIME IS OF THE ESSENCE. The parties agree that time is of the essence under this Agreement.

       21. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (except as may otherwise be specifically provided herein to the contrary) if delivered by hand, by a nationally recognized overnight delivery service, by facsimile transmission followed by mail, or mailed by certified or registered mail with postage prepaid:

         (a)     If to Supplier:
                 D&F Industries
                 987 N. Enterprise Street
                 Orange, California 92867
                 Attention: Fred E. Siegel, President
                 Facsimile No.: (714) 633-1229

                                                                 EXECUTION COPY
         (b)     If to Herbalife:
                 Herbalife International of America, Inc.
                 1800 Century Park East, 14th Floor
                 Century City, California 90067
                 Attention: Robert A. Sandler, Esq.
                     Executive Vice-President and General Counsel
                 Facsimile No.: (310) 557-3906

or such other address or facsimile number as any of the persons designated above may have specified in a notice or communication duly given to the other designated person as provided herein. Such notice or communication will be deemed to have been given as of the date so delivered or telecopied, or if mailed, two business days thereafter.

          22. BINDING EFFECT; NON-ASSIGNABILITY. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto, their respective successors and assigns; provided however, that, subject to Section 13(d), neither this Agreement nor the rights and obligations of Supplier shall be assignable or delegable by Supplier nor shall there be any Change in Control of Supplier without the prior written consent of Herbalife, which consent shall not be unreasonably withheld; provided however, that the parties hereto acknowledge that Supplier has subcontracted the manufacture of the Current Subcontracted Products and, notwithstanding any provision herein to the contrary, Supplier shall be entitled to continue to subcontract the Current Subcontracted Products only, without the additional consent of Herbalife, for so long as Supplier continues to subcontract the Current Subcontracted Products to the entities to whom Supplier currently subcontracts. Any purported transfer, assignment or delegation in breach of this Section 22 shall be null and void.

          23. RELATIONSHIP OF THE PARTIES. The parties expressly understand and agree that Supplier is an independent contractor in the performance of each and every part of this Agreement, is solely responsible for all of its employees and agents and its labor costs and expenses arising in connection therewith. It is understood and agreed that no joint venture, partnership or agency relationship is created or intended to be created by this Agreement and Supplier shall not be deemed to be or become the representative or agent of Herbalife or any Affiliate in any way in performing its obligations hereunder. Supplier shall make no representation to any third party, either directly or indirectly, that it is in any way authorized to act for or on behalf of Herbalife or any Affiliate or to obligate Herbalife or any Affiliate in any way without the prior written consent of Herbalife. Nothing in this Agreement is intended to, nor shall it be construed to violate any statutes, rules or regulations of any jurisdiction pertaining to anti-trust or anti-competition.

          24. AFFILIATES. Herbalife shall assume the obligations under this Agreement of any Affiliate failing to comply with any of the obligations of any Affiliate pursuant to this Agreement.

          25. IRREPARABLE HARM. The parties agree that their failure to comply with the provisions of this Agreement may cause irreparable harm for which there may be no adequate remedy at law and

                                                                 EXECUTION COPY


each may, therefore, enforce through equitable as well as legal remedies the obligations set forth in this Agreement.

          26. FORCE MAJEURE. Neither party shall be liable to the other party for failure or delay in the performance of any of the obligations under this Agreement (including delivery of Supplied Products supplied by Supplier or satisfaction by Herbalife of its obligation with respect to the Minimum Purchase Order Amount) for the time and to the extent such failure or delay is caused by reason of acts of God or other cause beyond its reasonable control, including acts of government, riots, war, interruption of transportation, strikes or other labor trouble, shortage of labor, fire, storm, flood, earthquake, inability to obtain suitable raw materials, products, parts, components, fuel or power, or extraordinary price increases. The performance of obligations hereunder shall be suspended during the existence of such causes, and upon cessation of such causes, shall again be required; provided however, that the parties hereto shall use their reasonable commercial efforts to minimize the consequences of such causes.

          27. EXHIBITS AND SCHEDULES. Any Exhibit or schedule attached hereto is made a part hereof and is fully incorporated herein by reference. Exhibit D shall in any event at all times during the Term consist of at least five entities listed thereon and it is expressly agreed and understood by the parties hereto that no addition or deletion of any of the entities listed on Exhibit D shall be made except with the mutual agreement of the parties hereto.

          28. ENTIRE AGREEMENT. This Agreement embodies the entire understanding of the parties hereto in relation to the purchase of Supplied Products by Herbalife or any Affiliate from Supplier to be delivered on a date on or after January 12, 1998 and with respect to the subject matter of this Agreement. This Agreement supersedes any other agreement between the parties with respect to the purchase of Supplied Products by Herbalife or any Affiliate from Supplier to be delivered on a date on or after January 12, 1998 and with respect to the subject matter of this Agreement. There are no representations, promises, warranties, understandings or agreements, express or implied, oral or otherwise, in relation thereto, except expressly referred to or set forth herein.

          29. AGREEMENT NEGOTIATED. The parties hereto are sophisticated and have been represented by lawyers throughout this transaction who have carefully negotiated the provisions hereof.

          30. REMEDIES NOT EXCLUSIVE. No remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy will be cumulative and will be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. The election of any one or more remedies will not constitute a waiver of the right to pursue other remedies available according to law.

          31. PARTIAL INVALIDITY. In the event that any of the provisions or portions thereof of this Agreement are held to be unenforceable or invalid by any court of competent jurisdiction, the validity and enforceability of the remaining provisions or portions hereof will not be affected thereby.

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



                                                                 EXECUTION COPY


          32. INTERPRETATION. Section headings are included solely for convenience and shall not constitute a part hereof. Unless the context otherwise requires, words importing the singular shall be deemed to import the plural and vice versa.

          33. THIRD PARTY BENEFICIARIES. No person or entity shall be a third party beneficiary of this Agreement, except that any Affiliate shall be entitled to enforce against Supplier the rights conferred upon that Affiliate by Supplier hereunder.

                                                                 EXECUTION COPY


           IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.


                                      HERBALIFE INTERNATIONAL OF AMERICA, INC.


                                      By: /s/ CHRISTOPHER PAIR
                                         ---------------------------------------

                                      Its:   Chief Operating Officer
                                          --------------------------------------

                                      By: /s/ CONRAD LEE KLEIN
                                         ---------------------------------------

                                      Its:   Chief Business Affairs Officer
                                          --------------------------------------



                                      D&F INDUSTRIES


                                      By:  /s/ FRED E. SIEGEL
                                         ---------------------------------------

                                      Its:   President
                                          --------------------------------------

                                                                  EXECUTION COPY


                                RELEASE AGREEMENT

          THIS RELEASE AGREEMENT (the "Agreement") is entered into as of September 2, 1997, by and between D&F Industries, a California corporation ("D&F") and Herbalife International of America, Inc., a California corporation ("Herbalife"), with reference to the following facts:

                                    RECITALS:

          A. D&F and Herbalife are parties to that certain agreement executed on May 12, 1993, as modified by a First Addendum To Agreement executed on May 18, 1993, which agreement may have thereafter been amended or modified from time to time (as amended, the "D&F Initial Agreement").

          B. Likewise, Herbalife and Dynamic Products, Inc., a California corporation ("Dynamic"), are parties to that certain agreement executed on May 12, 1993, as modified by a First Addendum To Agreement executed on May 18, 1993, which agreement may have thereafter been amended or modified from time to time (as amended, the "Dynamic Initial Agreement"), and Herbalife and Raven Industries, Inc. d/b/a Omni-Pak Industries, a California corporation ("Omni") are parties to that certain agreement executed on May 12, 1993, as modified by a First Addendum To Agreement executed on May 18, 1993, which agreement may have thereafter been amended or modified from time to time (as amended, the "Omni Initial Agreement").

          C. The D&F Initial Agreement, the Dynamic Initial Agreement and the Omni Initial Agreement are collectively referred to herein as the "Initial Agreements". D&F, Dynamic and Omni are collectively referred to herein as the "D&F Suppliers".

          D. Each of the Initial Agreements will expire on January 11, 1998, in the event that either of the parties thereto gives written notice of its decision to cease the contractual relationship, which notice must be given not less than six months prior to such expiration date.

          E. Herbalife has provided written notice (which was delivered on a date which was six months or more prior to January 11, 1998) to each of the D&F Suppliers of its decision to cease the contractual relationship under the Initial Agreements on January 11, 1998 and the Initial Agreements will expire on January 11, 1998.

          F. Each of the D&F Suppliers and Herbalife desires to enter into new supply agreements to provide for the supply of certain nutritional supplement and certain nonnutritional products to Herbalife on and after January 12, 1998, which products are intended to be similar in type and form to those historically manufactured and supplied

                                                                 EXECUTION COPY

by each of the D&F Suppliers to Herbalife. The supply agreement between Herbalife and D&F (the "D&F Supply Agreement") and the two other new supply agreements between Herbalife and Omni and Herbalife and Dynamic entered into contemporaneously with the D&F Supply Agreement are collectively referred to herein as the "New D&F Supply Agreements."

          G. In addition, each of the D&F Suppliers and Herbalife will concurrently with execution of the New D&F Supply Agreements enter into substantially identical release agreements to provide for the release of all the disputes between Herbalife and each of the D&F Suppliers, including without limitation, with respect to the Initial Agreements or the amendment, extension or renewal thereof and all other claims arising from events, actions or conduct relating to the Initial Agreements on or prior to execution of the New D&F Supply Agreements, except as set forth in the release agreements.


                                    AGREEMENT

          NOW, THEREFORE, in consideration of the mutual agreements, covenants and undertakings set forth below, and in reliance on the recitals set forth above, D&F and Herbalife hereby agree as follows:

          1. Resolution and Releases. This Agreement is intended to resolve all of the parties' disputes, including without limitation, those arising with respect to the D&F Initial Agreement or the amendment, extension or renewal thereof and all other claims arising from events, actions or conduct relating to the D&F Initial Agreement, or any other agreement or arrangement involving the parties relating to the supply, procurement, development, manufacturing, production, marketing, sale or distribution of products (each a "Related Arrangement"), as set forth herein. Nothing contained herein is intended to, nor does it, constitute an admission of fault or liability of either party to the other. To effectuate the resolution of their differences the parties hereto agree as follows:

               (a) Release of Herbalife. D&F, on behalf of itself, and its affiliates, its successors, assigns, directors, officers, employees, agents, attorneys, representatives' and advisors (the "D&F Associates"), hereby releases and forever discharges Herbalife, and its affiliates, successors, assigns, directors, officers, employees, agents, attorneys, representatives and advisors (the "Herbalife Associates"), of and from any and all claims, demands, causes of action, damages or liabilities, losses, costs or expenses of any kind in nature, fixed or contingent, direct or indirect, whether or not known, suggested or claimed, existing on the date hereof or which any such person at any time heretofore had, including without limitation, those that are contained in, arise from or relate in any way to the D&F Initial Agreement or its amendment, extension or renewal or any Related Arrangement and all other claims arising from events, actions or conduct relating to the D&F Initial Agreement or any Related Arrangement, which occurred or was done, suffered or omitted on or prior to the date of this Agreement, except as set forth in Exhibit A hereto. It is hereby expressly agreed and understood that D&F, and the D&F Associates, release and waive all royalties that D&F, or the D&F Associates, at any time

                                                                 EXECUTION COPY

may have been or would at any time in the future be entitled to receive in respect of Herbalife's products, including without limitation Herbalife's fragrances and personal care products. D&F, on behalf of itself, and the D&F Associates, hereby expressly releases and forever discharges Herbalife, and the Herbalife Associates, of and from any and all claims, demands, causes of action, damages or liabilities, losses, costs or expenses of any kind in nature, fixed or contingent, direct or indirect, whether or not known, suggested or claimed, with respect to the use or exploitation at any time on, prior to or after the date hereof of any patent, copyright, trade secret, know-how, information, documentation, technique, method, concept, formula, formulation, recipe, ingredient, specification, design, menu, work product, work-in-progress or intellectual property right, of any nature or kind whatsoever, developed, conceived, created or learned by D&F, or the D&F Associates, on or prior to the date of this Agreement ("Intellectual Property"), except for that Intellectual Property arising or derived from the combination of ingredients for those items identified on Exhibit B hereto. Herbalife reserves its right to challenge any rights D&F may assert with respect to any aspect of any of the items set forth on Exhibit B hereto and the parties hereto agree that the identification of any item on Exhibit B hereto shall not in and of itself give rise to the presumption that any rights of D&F exist in the items identified on Exhibit B hereto. The releases set forth above in this Section 1(a) shall not apply to the obligations required to be performed under this Agreement or the D&F Supply Agreement.

            (b) Release of D&F. Herbalife, on behalf of itself, and the Herbalife Associates, hereby releases and forever discharges D&F, and the D&F Associates, of and from any and all claims, demands, causes of action, damages or liabilities, losses, costs or expenses of any kind in nature, fixed or contingent, direct or indirect, whether or not known, suggested or claimed, existing on the date hereof or which any such person at any time heretofore had, including without limitation, those that are contained in, arise from or relate in any way to the D&F Initial Agreement or its amendment, extension or renewal or any Related Arrangement and all other claims arising from events, actions or conduct relating to the D&F Initial Agreement or any Related Arrangement which occurred or was done, suffered or omitted on or prior to the date of this Agreement, except as set forth in Exhibit C hereto. The releases set forth above in this Section 1(b) shall not apply to the obligations required to be performed under this Agreement or the D&F Supply Agreement.

            (c) Releases Apply to All Known and Unknown Causes of Action. It is understood and unknown by D&F and Herbalife that there is a risk that subsequent to the execution of this Agreement either party may incur or suffer loss, damage, or injuries which are unknown or unanticipated at the time of the execution of this Agreement. Further, there is risk that loss or damage presently known may be or become greater than the parties now expect or anticipate. The parties assume said risks, acknowledge that the releases contained herein shall apply to all unknown and all unanticipated results arising from or relating to the matters referred to above, as well as those known and anticipated, and, upon the advice of respective legal counsel, D&F, and Herbalife each waive all rights under California Civil Code Section 1542 and any comparable provision under the law of

                                                                 EXECUTION COPY

any other jurisdiction with respect to the matters released. California Civil Code Section 1542 reads as follows:

                 A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

            (d) Representations and Warranties as to No Assignment of Claims. D&F and Herbalife each represents and warrants to the other that each has not assigned or transferred to any other person, firm or corporation in any manner, including by way of subrogation or operation of law or otherwise, all or any portion of any claim, demand, right, action or cause of action that each has had, have or might have arising out of the matters released hereby nor all nor any portion of any recovery or settlement to which they might be entitled. In the event that any claim, demand or suit should be made because of any such purported assignment subrogation or transfer, the party from whom such purported assignment, subrogation or transfer was alleged to have been made agrees to indemnify and hold the other party hereto harmless against such claim, demand or suit and any necessary expenses of investigation, attorneys' fees and costs.

            (e) Representations and Warranties as to No Material Breach of the D&F Initial Agreement. D&F and Herbalife each represents and warrants to the other that, as of the date of this Agreement, to the best of its knowledge, each has not committed any material breach of, nor has there occurred any event which would require or permit or could reasonably be anticipated to permit the termination of the D&F Initial Agreement prior to January 11, 1998.

            (f) Representations and Warranties as to Advice of Counsel. D&F and Herbalife each represents and warrants to the other that each has received advice from legal counsel of its own choice, as to the form and substance of this Agreement, and as to the advisability of agreeing to its terms, and that, based upon such advice, such party agrees to be bound by the terms of this Agreement.

            (g) Media Relations. D&F and Herbalife will issue a mutual press release regarding this Agreement and the matters covered herein in the form attached hereto as Exhibit D hereto. The parties further agree that they will not disparage each other in any oral or written public statements concerning any matters related to or arising from this Agreement.

            (h) Authority. D&F and Herbalife each represents and warrants to the other that its execution of this Agreement has been fully and validly authorized and approved by all requisite corporate action, and no further action is necessary to make this Agreement and all acts contemplated hereby valid and binding on itself in accordance with the terms hereof.


      2. Amendment or Waiver. This Agreement will not be amended, nor will any of its terms be deemed to have been waived by either party, unless such amendment

                                                                 EXECUTION COPY

or waiver is in writing in a document that specifically refers to this Agreement and specifically states that it intends to amend this Agreement or waive a term of this Agreement and such document is signed by the parties hereto. General correspondence between the parties, invoices, purchase orders or any other document exchanged between the parties not meeting the requirements of this
Section 2, will not be deemed to amend or waive any term of this Agreement. In the event of any conflict between this Agreement and any other document this Agreement shall prevail.

      3. Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of California, without regard to its conflicts of laws principles. Any legal proceedings arising out of or in connection with this Agreement shall be commenced and prosecuted in a court located within Orange County, California.

      4. Counterparts. This Agreement may be executed in multiple counterparts, which taken together will constitute one instrument and each of which will be considered an original for all purposes.

      5. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (except as may otherwise be specifically provided herein to the contrary) if delivered by hand, by a nationally recognized overnight delivery service, by facsimile transmission followed by mail, or mailed by certified or registered mail with postage prepaid:

            (a) If to D&F:

                D&F Industries
                987 N. Enterprise Street
                Orange, California 92867
                Attention: Fred E. Siegel, President
                Fax: (714) 633-1229

            (b) If to Herbalife:

                Herbalife International of America, Inc.
                1800 Century Park East, 15th Floor
                Century City, California 90067
                Attention: Robert Sandler, Esq.
                Facsimile No.: (310) 557-3906

or such other address or facsimile number as any of the persons designated above may have specified in a notice or communication duly given to the other designated person as provided herein. Such notice or communication will be deemed to have been given as of the date so delivered or telecopied, or if mailed, two business days thereafter.

                                                                 EXECUTION COPY

      6. Binding Effect. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto, their respective successors and assigns.

      7. Exhibits. Any Exhibit hereto is made a part hereof and is fully incorporated herein by reference.

      8. Entire Agreement. This Agreement embodies the entire understanding of the parties hereto with respect to the subject matter of this Agreement. This Agreement supersedes any other agreement between the parties with respect to the subject matter of this Agreement. There are no representations, promises, warranties, understandings or agreements, express or implied, oral or otherwise, in relation thereto, except expressly referred to or set forth herein.

      9. Partial Invalidity. In the event that any of the provisions or portions thereof of this Agreement are held to be unenforceable or invalid by any court of competent jurisdiction, the validity and enforceability of the remaining provisions or portions hereof will not be affected thereby.

      10. Irreparable Harm. The parties agree that their failure to comply with the provisions of this Agreement may cause irreparable harm for which there may be no adequate remedy at law and each may, therefore, enforce through equitable as well as legal remedies the obligations set forth in this Agreement.

      11. Agreement Negotiated. The parties hereto are sophisticated and have been represented by lawyers throughout this transaction who have carefully negotiated the provisions hereof.

                                                                EXECUTION COPY


           IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                                     HERBALIFE INTERNATIONAL OF AMERICA, INC.


                                     By:  /s/ CHRISTOPHER PAIR
                                        -------------------------------------


                                     Its:    Chief Operating Officer
                                         ------------------------------------


                                     By:  /s/ CONRAD LEE KLEIN
                                         ------------------------------------
                                     Its:    Chief Business Affairs Officer
                                         ------------------------------------

                                     D&F INDUSTRIES


                                     By:  /s/ FRED E. SIEGEL
                                        -------------------------------------
                                     Its:       President
                                         ------------------------------------